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Warburg Pincus Advisor Funds                          April 30, 1998
Capital Appreciation Fund
Emerging Growth Fund
Post-Venture Capital Fund
Small Company Value Fund
Strategic Value Fund
Growth & Income Fund
Balanced Fund



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                               [LOGO]
                          SEMIANNUAL REPORT
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               More complete information about the Funds,
               including charges and expenses, is provided in the Prospectus which must precede or accompany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-369-2728 or by writing to Warburg Pincus Advisor Funds, P.O. Box 4906, Grand Central Station,
               New York, NY 10163.


                               [LOGO]



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From time to time, the Funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

The views of the Funds' management are as of the date of the letters and portfolio holdings described in this annual report are as of April 30, 1998; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this semiannual report is a recommendation to purchase or sell securities.


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WARBURG PINCUS ADVISOR CAPITAL APPRECIATION FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------

Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Advisor Capital Appreciation Fund (the 'Fund') is long-term capital appreciation. The Fund invests primarily in a broadly diversified portfolio of equity securities of domestic companies. The Fund attempts to identify sectors of the market and companies within market sectors that it believes will outperform the overall market.

   Effective March 6, 1998, George U. Wyper, who left Warburg Pincus Asset Management to start his own investment firm, no longer serves as a Co-Portfolio Manager of the Fund. Susan L. Black, previously Co-Portfolio Manager of the Fund, now serves as the Fund's Portfolio Manager, also effective March 6. The Fund's investment disciplines have not changed.

MANAGER COMMENTARY

   For the six months ended April 30, 1998, the Fund gained 19.77%, vs. returns of 22.47% for the S&P 500 Index* and 18.15% for the Lipper Growth Funds Index.** The Fund's one-year return through April 30 was 41.04%. Its five-year, and since-inception (on May 4, 1991) average annual total returns were 22.27% and 18.29%, respectively.

   The Fund registered a solid return for the six months, buoyed by continued favorable sentiment toward the domestic stock market in general and by good performances from its financial, transportation and pharmaceutical stocks in particular. Stocks that weighed on the Fund's performance were, primarily, its energy issues, which were hampered by declining oil prices.

   We remained overweighted in the financial area during the period, reflecting our favorable view of the longer-term prospects for financial stocks collectively. These issues stand to benefit from several compelling trends, not the least of which is a torrent of merger and acquisition activity within the industry. We believe this trend will remain strong, with financial companies continuing to rely on such activity to reduce costs and expand product lines. Other factors behind our optimism include demographic trends, specifically a rapidly maturing population. As baby boomers continue to age, demand for financial products and services, already strong, should only increase, in large

------------
 * The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

** The Lipper Growth Funds Index is an equal-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services, Inc.

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WARBURG PINCUS ADVISOR CAPITAL APPRECIATION FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------
part to meet looming retirement needs. We believe the types of insurance and asset-management companies held by the Fund stand to particularly benefit from this trend over the longer term.

   Elsewhere, we made a few noteworthy adjustments to our sector weightings during the period. These included raising our exposure to the health-care area, where we were underweighted at the start of the period, since we viewed such stocks as generally expensive. We found several buying opportunities as the period progressed, however, and selectively added medical-devices, managed-care and hospital issues to the Fund. We also increased our weighting in the pharmaceutical sector. Our focus here remained on large-cap stocks of companies with relatively strong drug pipelines.

   We also increased our weighting in the technology area during the period. We added several computer stocks we deemed to represent growth at a reasonable price, including both software and hardware names. We did maintain limited exposure to electronics companies (e.g., semiconductor manufacturers), due to a generally clouded earnings environment.

   One area we de-emphasized during the period was the energy industry. Our decreased weighting here reflects both profit-taking in specific issues and our general concern that a potentially slowing economy will weigh further on energy prices going forward. That said, at the end of the period we held several energy stocks we deemed to be attractively priced in the oil-production and oil-services areas.

   Our sector adjustments elsewhere were relatively minor. We maintained modest positions in a broad range of industries, including the telecommunications, chemicals and media areas.

   Looking ahead to the next several months, we expect to maintain a bias toward less-cyclical industries, such as the financial area, at least as long as Asia's crisis stands to have a significantly dampening impact on the U.S. economy.


Susan L. Black
Portfolio Manager

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WARBURG PINCUS ADVISOR EMERGING GROWTH FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
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                                                                   June 16, 1998

Dear Shareholder:

   The objective of Warburg Pincus Advisor Emerging Growth Fund (the 'Fund') is maximum capital appreciation. The Fund pursues its objective by investing primarily in stocks of emerging-growth companies (defined as small- or medium-sized companies that have passed their start-up phase, show positive earnings and are deemed to have prospects of achieving significant profit and gains in share price in a relatively short period of time) that represent attractive opportunities for maximum capital appreciation.

   For the six months ended April 30, 1998, the Fund had a total return of 14.92%, vs. returns of 10.21% for the Lipper Small Cap Funds Index,* 9.95% for the Russell 2000 Growth Index,** and 22.47% for the S&P 500 Index.*** The Fund's one-year return through April 30 was 46.36%. Its since-inception (on May 4,
1991) average annual total return through April 30, 1998 was 19.01%.

   The reporting period saw healthy gains, in general, for the types of stocks in which the Fund invests. Supporting the group were these companies' continued strong earnings vs. those of larger companies, and their relatively attractive valuations. One factor that weighed on the stocks' performance, though, at least in relative terms, was concern sparked by the Asian financial crisis, which came to a head last October. Asia's difficulties triggered a 'flight to quality' mentality on the part of many U.S. investors, with 'quality' here defined as large-cap, blue-chip stocks. That bias eased somewhat but ultimately remained in place through the reporting period, with the net result being a solid performance for smaller-company stocks but one that lagged that of large-cap issues.

------------
 * The Lipper Small Cap Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

 ** The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

*** The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

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WARBURG PINCUS ADVISOR EMERGING GROWTH FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------

   Set against this backdrop, Warburg Pincus Advisor Emerging Growth Fund had a good showing vs. its peer group and most small-cap benchmarks for the six months, reflecting strong gains in a number of the Fund's holdings. By sector, some of the best performers for the Fund were its financial stocks, which benefited from a favorable interest-rate environment, strong earnings growth and merger and acquisition activity. Financials, including both banks and savings and loans and diversified financial-services companies (e.g., insurers and asset-management firms), constituted a significant portion of the portfolio through the six months (approximately 10% of net assets at April 30, 1998), reflecting our belief that the sector holds some very attractive investment opportunities.

   Another area of strength, as well as concentration, for the Fund during the period was business services. This category comprises a broad array of companies, ranging from temporary-staffing concerns to data-processing providers. What unites these businesses is their ability to provide Corporate America (and, increasingly, overseas companies as well) the means to effectively lower costs and increase productivity. Business services has been a long-running theme in the Fund (these stocks represented 11.20% of net assets as of April 30, 1998), and one we expect to continue to emphasize.

   A third source of strength for the Fund was the technology area. Though the sector struggled early in the reporting period on Asia-related concerns, it bounced back strongly in the latter part of the period, with the Fund a direct beneficiary. Particularly strong performers here for the Fund were its software-related stocks, which comprised a significant portion of our overall exposure. Like business services, technology has long figured prominently in our strategy (the Fund's combined technology exposure represented approximately 17% of its net assets at April 30, 1998), given what we consider to be the abundance of long-term growth opportunities.

   The Fund saw gains from holdings in other sectors as well, including health care, leisure and entertainment and retail. One area that hurt the Fund was energy. While not a huge weighting for the Fund -- energy-related stocks accounted for approximately 6% of net assets as of April 30, 1998 -- almost any exposure to the sector was a liability during the period, as most of these stocks fell on concerns over falling oil prices and additional supply/demand worries. This weakness notwithstanding, we continue to see good opportunity in the energy area, especially in selected oil-services companies, thus the Fund continues to have exposure.

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WARBURG PINCUS ADVISOR EMERGING GROWTH FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------

   Looking ahead, our outlook on the prospects for emerging-growth companies through the remainder of 1998 and beyond remains positive. These companies continue to generate rapid earnings growth, both in absolute terms and relative to larger, S&P 500-type companies, and their stock valuations range from reasonable to very attractive. Set against this backdrop, we will continue our efforts to identify those companies with the best potential for long-term growth.

Elizabeth B. Dater                          Stephen J. Lurito
Co-Portfolio Manager                        Co-Portfolio Manager

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WARBURG PINCUS ADVISOR POST-VENTURE CAPITAL FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Advisor Post-Venture Capital Fund (the 'Fund') is long-term growth of capital. The Fund pursues its objective by investing primarily in equity securities of companies considered to be in their post-venture-capital stage of development.

   For the six months ended April 30, 1998, the Fund had a return of 16.46%, vs. a return of 9.95% for the Russell 2000 Growth Index.* The Fund's one-year return through April 30 was 42.53%. Its since-inception (on September 29, 1995) average annual total return was 31.48%.

   The period was a positive, albeit volatile, one for the types of stocks targeted by the Fund, i.e., stocks of relatively young companies within the rapidly growing industries favored by venture capitalists (e.g., the software, biotechnology and communications industries). These issues struggled early in the period, largely due to an Asia-related 'flight to safety' that placed a premium on large-cap, highly liquid stocks. Sentiment toward small-cap and high-growth companies dramatically improved over the second half of the period, however, spurred by growing recognition of these companies' strong earnings gains vs. those of large companies and their stocks' relatively attractive valuations. The Fund benefit from this improved sentiment, and from good stock selection generally.

   We made few noteworthy changes to the Fund's industry exposure during the reporting period. We maintained a large presence in the technology area, where venture capital continues to account for a critical share of research & development spending aimed at discovering potentially lucrative breakthrough products and services. Indeed, according to a recent study,** R&D spending by venture-backed companies is growing at a rate about three times that of Fortune 500 companies. In terms of specific strategies, we emphasized domestically oriented technology companies, given the relatively difficult pricing environment faced by many export-dependent companies.

   Elsewhere, we maintained a significant weighting in the telecommunications & equipment sector during the period. We believe this area will continue to benefit from an ever-expanding Internet, ongoing worldwide deregulation of the telecommunications industry and a high

------------
 * The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. The Russell 2000 Growth Index includes reinvestment of dividends, and is compiled by Frank Russell Company.

** Eighth Annual Economic Impact of Venture Capital Study, National Venture
   Capital Association/Coopers & Lybrand L.L.P. (U.S.A.), 1998.

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WARBURG PINCUS ADVISOR POST-VENTURE CAPITAL FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------
degree of innovation generally. Our holdings during the period included Paging Network. The company, a recipient of venture-capital financing in its start-up phase, went public in 1991 and currently owns and operates the most extensive wireless communications network in the U.S.

   The rest of the Fund remained invested across a wide range of sectors, including the financial, business-services, health-care and communications & media areas. We also maintained a position in consumer-type stocks, where our largest area of concentration at the end of the period was the leisure & entertainment sector. This area increasingly stands to benefit from a maturing population's growing levels of discretionary income, a trend that has not gone unnoticed by venture-capital investors.

   Going forward, our outlook on the collective prospects for stocks of post-venture companies (which we define as those that have received venture-capital financing either during the early stages of the company's existence or the development of a new product or service, or as part of a restructuring or recapitalization -- the investment of venture-capital financing, distribution of securities to venture-capital investors or initial public offering, whichever is later, having been made within 10 years of the Fund's investment) remains positive, and our efforts will continue to be devoted to identifying those with the best long-term growth potential. We would caution investors, however, that investing in venture-backed companies entails potential risks (e.g., that of heightened volatility) along with the potential for significant long-term rewards. Because of the nature of the Fund's holdings and certain strategies it may use, an investment in the Fund should only be considered for the aggressive portion of an investor's portfolio and may not be appropriate for all investors. Investors should review the Prospectus carefully before purchase.

Elizabeth B. Dater                          Stephen J. Lurito
Co-Portfolio Manager                        Co-Portfolio Manager

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WARBURG PINCUS ADVISOR SMALL COMPANY VALUE FUND
SEMIANNUAL INVESTMENT ADVISERS' REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Advisor Small Company Value Fund (the 'Fund') is long-term capital appreciation. The Fund invests primarily in a portfolio of equity securities of small-capitalization companies that are believed to be relatively undervalued. The Fund considers a 'small' company to be one that has a market capitalization, measured at the time the Fund purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index.* As of January 31, 1998, the Russell 2000 Index included companies with market capitalizations between $23.7 million and $2.7 billion.

   Effective March 6, 1998, George U. Wyper, who left Warburg Pincus Asset Management to start his own investment firm, no longer serves as a Co-Portfolio Manager of the Fund. Kyle F. Frey, previously Associate Portfolio Manager and Research Analyst of the Fund, now serves as the Fund's Portfolio Manager, also effective March 6. The Fund's investment disciplines have not changed.

MANAGER COMMENTARY
   For the six months ended April 30, 1998, the Fund gained 5.65%, vs. a gain of 11.88% for the Russell 2000 Index. The Fund's one-year return through April 30 was 31.36%. Its since-inception (on December 29, 1995) average annual total return was 34.29%, vs. a return of 21.58% for its benchmark.

   Small-cap stocks collectively were good performers for the six months in absolute terms, though they continued to lag their large-cap brethren. Their underperformance of large caps is mostly attributable to the November-through-January span, when investors voted overwhelmingly in favor of larger-capitalization stocks against a backdrop of considerable Asia-related market volatility. In this context, the Fund's bias toward the smaller end of the small-cap area proved to be a particular liability (the Fund's average market-cap, which we raised during the period, nonetheless remained significantly below that of its benchmark throughout).

   The Fund was also hampered by its limited exposure to the strong-performing technology area, where stocks generally remained expensive by our investment criteria. Another factor behind the Fund's underperformance was its lack of utility stocks. These issues, comprising roughly 10% of the Fund's benchmark, were good performers for the six months, buoyed by a favorable interest-rate environment. In our view, small-cap utilities remained

------------
 * The Russell 2000 Index is an unmanaged index (with no defined investment objective) of approximately 2000 stocks, includes reinvestment of dividends, and is compiled by Frank Russell Company.

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WARBURG PINCUS ADVISOR SMALL COMPANY VALUE FUND
SEMIANNUAL INVESTMENT ADVISERS' REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------
unattractive from a cash-flow perspective, thus we continued to avoid them in favor of what we deemed to be more-attractive stocks.
   The Fund's largest area of concentration during the period remained the financial industry. We continued to find a large number of financial stocks we deemed to be fundamentally undervalued, primarily in the insurance area, though we found selected value in the banking sector as well. Our financial holdings aided the Fund's return for the period, supported in part by a benign inflationary backdrop.

   Another significant weighting for the Fund was the transportation sector, one we raised as the period progressed. We added several trucking companies that we viewed as particularly attractive against a supportive backdrop of declining fuel prices and a strong economy.

   Elsewhere, we maintained exposure to a broad range of industries, including the building & building materials, real-estate, retail and industrial areas. One name we added from the last group during the period was Inland Steel Industries. We established the position in February believing that management, spurred by shareholder activism, would act to revive the stock, which had been a laggard among steel stocks generally, despite Inland's significant asset base. As it happened, Ispat International, a European steel company, agreed to acquire Inland's steel-making division in March. This had a favorable impact on the stock's performance, and exemplifies the type of investment opportunities we seek. In general, we look for companies that stand to benefit from improving business fundamentals that also have solid underlying asset values and cash flows (to potentially limit downside risk).

   Looking ahead to the balance of 1998, we believe several factors stand to improve the relative performance of small-cap stocks. Foremost among these is the group's valuations vs. those of large caps, which are now at historically compelling levels, particularly in terms of price-to-book and price-to-sales measures. This should prompt investors to diversify further into small caps to a potentially significant degree. In this context, we will continue to seek out underfollowed and beaten-down small-cap stocks that have what we deem to be the best longer-term prospects.

Kyle F. Frey
Portfolio Manager

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WARBURG PINCUS ADVISOR STRATEGIC VALUE FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Advisor Strategic Value Fund (the 'Fund') is capital appreciation. The Fund invests in companies and market sectors that are considered to be relatively undervalued. The Fund may hold securities of companies of any size, including securities of companies with market capitalizations of less than $500 million.

   For the six months ended April 30, 1998, the Fund had a gain of 12.10%, vs. a return of 22.47% for the S&P 500 Index. The Fund's one-year return through April 30 was 28.97%. Its since-inception (on January 9, 1997) average annual total return was 20.06%.

   The period was a strong one for the U.S. stock market as a whole, supported by a continued healthy economy, benign inflation and declining interest rates. Against this favorable backdrop, most major stock indexes posted double-digit gains. The Fund benefited from this strength, and from good showings from its technology and health-care stocks in particular. On the negative side, performance-wise, the Fund was hampered by its significant exposure to mid-cap stocks (and, to a more-limited extent, small-cap issues). These lagged the large-cap, blue-chip-type issues that once again paced the market's advance. We continued to largely avoid such issues in favor of stocks we deemed to have more-attractive valuations from across the market-capitalization spectrum.

   In terms of industry/sector exposure, we maintained an overweighting in the technology area, with a primary emphasis on computer stocks. We viewed a number of these as attractively priced, selling at significant discounts to their respective companies' underlying growth rates. Elsewhere in the technology area, we increased our exposure to electronics stocks (e.g., semiconductor issues). We took advantage of Asia-related weakness in the group to selectively add to our position.

   Other noteworthy industry weightings included the health-care area, where our focus remained on pharmaceutical companies with relatively strong new-drug pipelines. We also had a significant weighting in the telecommunications & equipment area, emphasizing companies that stand to particularly benefit from the long-term growth of the Internet.

   The rest of the Fund was invested across a wide range of industries, including the consumer, financial, business-services and energy areas. We were underweighted in the last throughout the six months, due to our near-term concerns of falling commodity prices generally. This proved beneficial to the Fund's return, given the group's lagging performance.

Anthony G. Orphanos
Portfolio Manager

------------
* The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

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WARBURG PINCUS ADVISOR GROWTH & INCOME FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Advisor Growth & Income Fund (the 'Fund') is long-term growth of capital and income and a reasonable current return. The Fund pursues its objective by investing primarily in equity securities and seeks to achieve its income objective by investing in dividend-paying equity securities.

   For the six months ended April 30, 1998, the Fund had a gain of 18.03%, vs. gains of 22.47% for the S&P 500 Index* and 17.07% for the Lipper Growth & Income Funds Index.** The Fund's one-year return through April 30, 1998 was 38.71%. Its since inception (on May 15, 1995) average annual total return was 16.46%***.

   The U.S. stock market as a whole had strong performance over the November-through-April period. Asia-related earnings uncertainties nothwithstanding, investor sentiment toward equities remained favorable through the period, supported by a continued healthy economy and subdued inflation. The Fund benefited from this positive sentiment, and from good performances from its financial, telecommunications and aerospace holdings in particular. Stocks that hampered the Fund's return included its energy and tobacco-related holdings, which lagged the broader market during the period.

   We made few noteworthy changes to the Fund in terms of sector allocation during the period. We remained well-diversified by industry, seeing little incentive, from a risk-vs.-reward perspective, to heavily overweight specific areas, given continued narrow stock valuations across and within sectors. It should be stressed, however, that sector-management strategies aside, we continued to employ a strictly bottom-up stock-selection process, one based on a security's risk-adjusted total-return prospects over the longer term.

   Our noteworthy areas of concentration included the financial-services industry, a weighting we increased over the course of the period. We found several attractive buying opportunities here during the six months, mostly in the insurance area. Elsewhere in the financial industry, we maintained a limited exposure to banking stocks, since we viewed most as expensive. That

------------
  * The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

 ** The Lipper Growth & Income Funds Index is an equal-weighted index, adjusted for capital gains and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services, Inc.

*** Warburg Pincus Asset Management, Inc. assumed management of the fund on January 1, 1992.

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

WARBURG PINCUS ADVISOR GROWTH & INCOME FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------
said, we found several issues that we deemed to be attractively priced, including First Chicago NBD, which we purchased in the wake of its announced merger with Banc One Corp. In our view, the synergies created by the merger are significant and should support the stock's long-term performance.

   We also maintained a significant weighting in the consumer area during the six months. This included exposure to the consumer-durables sector, where our largest position throughout the period was Chrysler. We also continued to have a significant weighting in the retail sector. We made a few adjustments here during the six months, most notably establishing a position in Sears Roebuck and reducing our position in Wal-Mart, on profit-taking.

   Another noteworthy sector weighting during the period was the capital-equipment area, where we remained focused on companies with strong cash flows and good prospects for earnings improvements. Our largest position here at the end of the period was ITT Industries, a designer and manufacturer of products used in the automotive, fluid technology and defense & electronics areas.

   Elsewhere of note, we maintained a position in the telecommunications area, primarily holding stocks of regional Bell operating companies, though we found what we deemed to be good values in the long-distance area as well.

   The rest of the Fund remained invested across a broad range of industries, including technology, where we found the best risk-adjusted growth prospects in the computer sector; health care, where we focused primarily on managed-care companies with good pricing flexibility and steady enrollment growth; and energy, where we emphasized stocks of multinational oil producers during the period.

   Looking ahead to the next several months and beyond, we believe Asia-related downward earnings revisions will continue to hamper specific issues, necessitating continued careful stock selection. Set within this environment, our efforts will remain focused on striving to identify stocks with the most attractive risk-adjusted total-return potential over the longer term.

Brian S. Posner
Portfolio Manager

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WARBURG PINCUS ADVISOR BALANCED FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998
--------------------------------------------------------------------------------
Dear Shareholder:                                                  June 16, 1998

   The objective of Warburg Pincus Advisor Balanced Fund (the 'Fund') is maximum total return through a combination of long-term growth of capital and current income, consistent with preservation of capital. The Fund pursues its objective by investing in equity and fixed-income securities.

   Effective May 14, 1998, the equity portion of the Fund focuses on equity securities of large U.S. companies -- i.e., companies having market capitalizations within the range of capitalizations of companies represented in the S&P 500 Index* -- considered to be undervalued. (As of March 31, 1998, the S&P 500 Index included companies with market capitalizations of between $483 million and $282 billion.) The Fund's original equity strategy used a multi-manager, multi-sector approach with allocations to both U.S. large- and small-capitalization stocks as well as international securities. The change in strategy is intended to create a profile more characteristic of a traditional balanced fund, which typically has a large capitalization orientation.

   For the six months ended April 30, 1998, the Fund had a total return of 8.96%, vs. gains of 12.27% for the Lipper Balanced Funds Index** and 22.47% for the S&P 500 Index. The Fund's one-year return through April 30, 1998 was 24.81%. Its since-inception (on July 31, 1995) average annual total return was 16.98%***.

   A continued healthy economy, subdued inflation and declining interest rates lent broad support to domestic financial markets during the six months. Against this favorable backdrop, equity markets were particularly impressive, with most indexes posting double-digit gains. The continued rally in stocks was, however, highly volatile, in part due to an increasingly uncertain earnings environment.

   We kept the bulk of the Fund invested in equities (60.30% of net assets as of April 30, 1998) throughout the period, where we held a mix of large- and smaller-cap issues. Though strong performers in absolute terms, the latter trailed large-cap stocks for the six months, which hampered the Fund's return

------------
 * The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of Standard & Poor's Corporation.

 ** The Lipper Balanced Funds Index is an equal-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.

*** Warburg Pincus Asset Management, Inc. assumed management of the Fund on
    September 30, 1994.

WARBURG PINCUS ADVISOR BALANCED FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT -- APRIL 30, 1998 (CONT'D)
--------------------------------------------------------------------------------
vs. that of its peer group, given the Fund's relatively large exposure to small caps.

   In the fixed-income area, we continued to emphasize high-quality, intermediate-term issues, since we view the Fund's fixed-income component primarily as a provider of income and stability rather than as a potential source of capital appreciation. This cost the Fund in terms of total return for the period, since the bond market's advance was paced by longer-duration and lower-quality bonds (due, respectively, to the decline in interest rates and the buoyant economy). Such an approach is, however, consistent with our desire to limit both the Fund's interest-rate and credit risk.

   Looking ahead to the rest of the year, there are certainly grounds for continued optimism regarding financial markets, foremost among them the potential for a further decline in interest rates. That said, the impact Asia's still-unsettled situation will have on markets going forward is far from clear, particularly in terms of the relative prospects for stocks vs. bonds. Set within this environment, our efforts will continue to be devoted to seeking solid returns at a relatively low level of volatility.

Brian S. Posner
Co-Portfolio Manager

Scott T. Lewis
Co-Portfolio Manager

Dale C. Christensen
Co-Portfolio Manager

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                    SHARES             VALUE
                                                                  ----------        ------------
COMMON STOCK (99.1%)
 Aerospace & Defense (3.9%)
   Loral Space & Communications, Ltd. 'D'                            682,000        $ 21,355,125
   Raytheon Co. Class A                                              134,800           7,439,275
                                                                                    ------------
                                                                                      28,794,400
                                                                                    ------------
 Agriculture (2.1%)
   Monsanto Co.                                                      295,400          15,619,275
                                                                                    ------------
 Banks & Savings & Loans (10.7%)
   Bank of New York Co., Inc.                                        172,000          10,158,750
   Citicorp                                                           72,200          10,866,100
   Credit Suisse Group ADR                                           364,400          20,042,802
   Fleet Financial Group, Inc.                                        85,600           7,393,700
   Northern Trust Corp.                                              166,500          12,154,500
   PNC Bank Corp.                                                    162,400           9,815,050
   Washington Mutual, Inc.                                           125,000           8,757,812
                                                                                    ------------
                                                                                      79,188,714
                                                                                    ------------
 Building & Building Materials (1.7%)
   USG Corp. 'D'                                                     250,000          12,843,750
                                                                                    ------------
 Chemicals (4.0%)
   Avery-Dennison Corp.                                              406,300          21,279,962
   Ciba Specialty Chemicals Holdings, Inc. ADR 'D'                    19,730           1,193,712
   Du Pont (E.I.) de Nemours & Co.                                    98,600           7,179,312
                                                                                    ------------
                                                                                      29,652,986
                                                                                    ------------
 Communications & Media (7.0%)
   Chancellor Media Corp. Class A 'D'                                218,600          10,369,837
   Tele-Communications, Inc. Class A                                     950              30,638
   U.S. West Media Group 'D'                                         556,400          21,004,100
   USA Networks, Inc. 'D'                                            270,000           6,631,875
   Viacom, Inc. Class B 'D'                                          240,000          13,920,000
                                                                                    ------------
                                                                                      51,956,450
                                                                                    ------------
 Computers (7.0%)
   Compaq Computer Corp.                                             359,600          10,091,275
   EMC Corp. 'D'                                                     349,700          16,129,912
   International Business Machines Corp.                              70,300           8,146,012
   Microsoft Corp. 'D'                                               112,500          10,139,062
   PeopleSoft, Inc. 'D'                                              147,900           6,877,350
                                                                                    ------------
                                                                                      51,383,611
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       15

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                    SHARES             VALUE
                                                                  ----------        ------------
COMMON STOCK (CONT'D)
 Conglomerates (3.6%)
   CBS Corp. 'D'                                                     418,100        $ 14,894,812
   Oglebay Norton Co.                                                184,000           8,326,000
   United Technologies Corp.                                          35,000           3,445,312
                                                                                    ------------
                                                                                      26,666,124
                                                                                    ------------
 Consumer Non-Durables (1.8%)
   Unilever NV                                                       175,000          13,059,375
                                                                                    ------------
 Distribution (0.1%)
   Premier Farnell PLC ADR                                            50,000             612,500
                                                                                    ------------
 Electronics (1.4%)
   Intel Corp.                                                       131,500          10,626,844
                                                                                    ------------
 Energy (2.3%)
   British Petroleum Co. PLC ADR                                      77,100           7,285,950
   EEX Corp. 'D'                                                   1,000,100           9,688,469
                                                                                    ------------
                                                                                      16,974,419
                                                                                    ------------
 Financial Services (18.3%)
   American Express Corp.                                             70,000           7,140,000
   Berkshire Hathaway, Inc. Class A 'D'                                  180          12,348,000
   Berkshire Hathaway, Inc. Class B 'D'                                3,320           7,619,400
   Edwards (A.G.), Inc.                                              127,500           5,737,500
   Financial Security Assurance Holdings, Ltd.                       158,700           9,502,163
   Freddie Mac                                                       250,000          11,578,125
   Household International, Inc.                                      54,300           7,137,056
   Leucadia National Corp.                                           210,000           7,861,875
   Liberty Financial Companies Inc.                                  150,000           6,009,375
   Morgan Stanley, Dean Witter, & Co.                                175,300          13,826,788
   Nationwide Financial Services, Inc.                               140,000           6,072,500
   PMI Group, Inc.                                                    87,400           7,101,250
   Provident Companies, Inc.                                         234,900           9,175,781
   ReliaStar Financial Corp.                                         207,100           9,448,938
   Travelers Group, Inc.                                             177,000          10,830,188
   Webster Financial Corp.                                            97,440           3,300,780
                                                                                    ------------
                                                                                     134,689,719
                                                                                    ------------
 Food, Beverages & Tobacco (2.1%)
   Keebler Foods Co. 'D'                                             335,300           9,556,050
   Ralston Purina Group                                               56,900           6,031,400
                                                                                    ------------
                                                                                      15,587,450
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       16

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                    SHARES             VALUE
                                                                  ----------        ------------
COMMON STOCK (CONT'D)
 Healthcare (5.9%)
   Becton, Dickinson & Co.                                           223,900        $ 15,589,038
   Columbia/HCA Healthcare Corp.                                     448,600          14,775,763
   Covance, Inc . 'D'                                                250,000           5,359,375
   Neoprobe Corp. 'D'                                                 50,000             253,125
   Wellpoint Health Networks, Inc. 'D'                               102,900           7,421,663
                                                                                    ------------
                                                                                      43,398,964
                                                                                    ------------
 Industrial Mfg. & Processing (1.4%)
   Tyco International, Ltd.                                          194,000          10,573,000
                                                                                    ------------
 Leisure & Entertainment (1.1%)
   Royal Caribbean Cruises, Ltd.                                     121,000           8,273,375
                                                                                    ------------
 Lodging & Restaurants (1.7%)
   McDonald's Corp.                                                  200,000          12,375,000
                                                                                    ------------
 Oil Services (2.0%)
   Diamond Offshore Drilling, Corp.                                  143,700           7,274,813
   Smith International, Inc. 'D'                                     130,000           7,637,500
                                                                                    ------------
                                                                                      14,912,313
                                                                                    ------------
 Pharmaceuticals (6.3%)
   Bristol-Myers Squibb Co.                                          113,200          11,985,050
   Pfizer, Inc.                                                       81,700           9,298,481
   Schering-Plough Corp.                                              89,400           7,163,175
   Warner Lambert Co.                                                 96,300          18,218,756
                                                                                    ------------
                                                                                      46,665,462
                                                                                    ------------
 Publishing (2.8%)
   Harcourt General, Inc.                                            204,500          10,672,344
   Wiley (John) & Sons, Inc. Class A                                 178,500           9,884,438
                                                                                    ------------
                                                                                      20,556,782
                                                                                    ------------
 Real Estate (1.2%)
   Security Capital Group, Inc. Class B 'D' (REIT)                   285,000           8,621,250
                                                                                    ------------
 Retail (2.1%)
   Federated Department Stores, Inc. 'D'                             140,700           6,920,681
   Home Depot, Inc.                                                  118,350           8,240,119
                                                                                    ------------
                                                                                      15,160,800
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       17

WARBURG PINCUS CAPITAL APPRECIATION FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                    SHARES             VALUE
                                                                  ----------        ------------
COMMON STOCK (CONT'D)
 Telecommunications & Equipment (4.0%)
   Cisco Systems, Inc. 'D'                                           195,000        $ 14,283,750
   Tellabs, Inc. 'D'                                                  55,000           3,898,125
   WorldCom, Inc. 'D'                                                256,600          10,977,669
                                                                                    ------------
                                                                                      29,159,544
                                                                                    ------------
 Transportation (4.5%)
   Kansas City Southern Industries, Inc.                             420,400          18,996,825
   US Airways Group, Inc. 'D'                                        200,000          14,225,000
                                                                                    ------------
                                                                                      33,221,825
                                                                                    ------------
TOTAL COMMON STOCK (Cost $553,570,781)                                               730,573,932
                                                                                    ------------
PREFERRED STOCK (0.0%)
 Healthcare (0.0%)
   Fresenius National Medical Care, Inc. Class D 'D'                  90,000               5,400
                                                                                    ------------
TOTAL PREFERRED STOCK (Cost $18,553)                                                       5,400
                                                                                    ------------
SHORT TERM INVESTMENTS (0.1%)
                                                                     PAR
                                                                  ----------
                                                                    (000)
   Repurchase agreement with Goldman, Sachs & Co. dated
   04/30/98 at 5.47% to be repurchased at $825,125 on
   05/01/98. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from
   39,650,000-50,000,000, 5.75%-7.25%, 09/30/01-05/15/04.
   Market value of collateral is $842,109.) (Cost $825,000)             $825             825,000
                                                                                    ------------

TOTAL INVESTMENTS AT VALUE (99.2%) (Cost $554,414,334*)                              731,404,332
                                                                                    ------------
OTHER ASSETS IN EXCESS OF LIABILITIES (0.8%)                                           6,104,836
                                                                                    ------------
NET ASSETS (100.0%)(applicable to 33,713,159 Common Shares and 1,798,817
   Advisor Shares)                                                                  $737,509,168
                                                                                    ------------
                                                                                    ------------
NET ASSET VALUE, offering and redemption price per Common Share
   ($700,634,832[div]33,713,159)                                                          $20.78
                                                                                          ------
                                                                                          ------
NET ASSET VALUE, offering and redemption price per Advisor Share
   ($36,874,336[div]1,798,817)                                                            $20.50
                                                                                          ------
                                                                                          ------

                            INVESTMENT ABBREVIATIONS

                       ADR = American Depository Receipt
                       REIT = Real Estate Investment Trust

--------------------------------------------------------------------------------
'D' Non-income producing security.
 *  Cost for federal income tax purposes is $555,479,839.

                See Accompanying Notes to Financial Statements.
                                       18

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS
April 30, 1998
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                  SHARES              VALUE
                                                                 ---------        --------------
COMMON STOCK (92.1%)
 Aerospace & Defense (1.8%)
   Gulfstream Aerospace Corp. 'D'                                 487,200         $   20,431,950
   Loral Space & Communications, Ltd. 'D'                         687,100             21,514,819
                                                                                  --------------
                                                                                      41,946,769
                                                                                  --------------
 Banks & Savings & Loans (3.5%)
   Bank United Corp. Class A                                      403,100             20,860,425
   City National Corp.                                            528,700             19,661,031
   Cullen/Frost Bankers, Inc.                                     350,800             20,521,800
   Sovereign Bancorp, Inc.                                      1,038,140             19,594,892
                                                                                  --------------
                                                                                      80,638,148
                                                                                  --------------
 Building & Building Materials (0.6%)
   Toll Brothers, Inc. 'D'                                        520,400             14,506,150
                                                                                  --------------

 Business Services (11.2%)
   Century Business Services, Inc.                                400,000              7,700,000
   Harte-Hanks Communications, Inc.                             1,095,000             24,842,812
   New York Restaurant Group, Inc. 'D' #                          336,786              3,249,985
   On Assignment, Inc. 'D'                                        733,400             23,652,150
   QuickResponse Services, Inc. 'D'                               481,067             22,610,149
   Reynolds & Reynolds Co. Class A                                957,200             22,015,600
   Robert Half International, Inc. 'D'                            998,800             54,060,050
   Staffing Resources, Inc. 'D' ##                                 91,000                509,827
   Sterling Commerce, Inc. 'D'                                    516,000             21,962,250
   Stewart Enterprises, Inc.                                      854,000             21,990,500
   SunGard Data Systems, Inc. 'D'                                 787,200             28,044,000
   WPP Group PLC ADR                                              365,000             23,496,875
                                                                                  --------------
                                                                                     254,134,198
                                                                                  --------------
 Communications & Media (3.4%)
   Central European Media Enterprises, Ltd. Class A 'D'           855,753             23,907,599
   JACOR Communications, Inc. 'D'                                 150,300              8,548,312
   Network Event Theater, Inc. 'D'                                761,905              3,190,477
   Network Event Theater, Inc. 'D' #                              888,889              4,000,000
   Outdoor Systems, Inc. 'D'                                    1,159,025             36,799,044
                                                                                  --------------
                                                                                      76,445,432
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       19

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                  SHARES              VALUE
                                                                 ---------        --------------
COMMON STOCK (CONT'D)
 Computers (11.3%)
   BMC Software, Inc. 'D'                                         555,200         $   51,945,900
   Cambridge Technology Partners of Massachusetts, Inc. 'D'       444,000             23,199,000
   Check Point Software Technologies, Ltd. 'D'                    250,000              7,343,750
   Citrix Systems, Inc. 'D'                                       461,150             28,648,944
   National Instruments Corp. 'D'                                 807,217             28,656,203
   PeopleSoft, Inc. 'D'                                         1,173,700             54,577,050
   Platinum Technology, Inc. 'D'                                  829,900             21,162,450
   Transaction Systems Architects, Inc. Class A 'D'             1,011,600             42,487,200
                                                                                  --------------
                                                                                     258,020,497
                                                                                  --------------
 Consumer Non-Durables (2.9%)
   Central Garden & Pet Co. 'D'                                   689,900             23,629,075
   Dial Corp.                                                     425,000             10,359,375
   Hughes Supply, Inc.                                            416,300             16,131,625
   Mohawk Industries, Inc. 'D'                                    491,900             15,187,412
                                                                                  --------------
                                                                                      65,307,487
                                                                                  --------------
 Consumer Services (1.9%)
   DeVRY, Inc. 'D'                                                628,948             23,821,405
   ITT Educational Services, Inc. 'D'                             690,450             20,411,428
                                                                                  --------------
                                                                                      44,232,833
                                                                                  --------------
 Electronics (6.1%)
   Burr-Brown Corp. 'D'                                           735,397             22,383,646
   Maxim Integrated Products, Inc. 'D'                          1,434,300             57,909,862
   Uniphase Corp. 'D'                                             534,200             28,980,350
   Vitesse Semiconductor Corp. 'D'                                503,000             29,016,812
                                                                                  --------------
                                                                                     138,290,670
                                                                                  --------------
 Energy (1.6%)
   Brown (Tom), Inc. 'D'                                          682,611             14,078,852
   KCS Energy, Inc.                                                64,800              1,004,400
   Ocean Energy, Inc. 'D'                                         868,400             21,275,800
                                                                                  --------------
                                                                                      36,359,052
                                                                                  --------------
 Environmental Services (1.1%)
   Allied Waste Industries, Inc. 'D'                              912,403             25,091,082
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       20

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                  SHARES              VALUE
                                                                 ---------        --------------
COMMON STOCK (CONT'D)
 Financial Services (5.7%)
   Allmerica Financial Corp.                                      488,290         $   30,579,161
   FINOVA Group, Inc.                                              76,000              4,450,750
   Nationwide Financial Services, Inc.                            741,700             32,171,237
   Price (T. Rowe) Associates, Inc.                               289,800             21,879,900
   Protective Life Corp.                                          499,800             18,555,075
   SunAmerica, Inc.                                               439,800             21,962,512
                                                                                  --------------
                                                                                     129,598,635
                                                                                  --------------
 Food, Beverages & Tobacco (2.0%)
   Consolidated Cigar Holdings, Inc. 'D'                          678,500              9,371,781
   Starbucks Corp.                                                391,700             18,850,562
   Suiza Foods Corp. 'D'                                          285,000             16,886,250
                                                                                  --------------
                                                                                      45,108,593
                                                                                  --------------
 Healthcare (5.3%)
   AmeriSource Health Corp. Class A 'D'                           334,300             18,219,350
   Concentra Managed Care, Inc.                                   550,100             17,121,863
   Health Management Associates, Inc. Class A 'D'                 487,200             15,346,800
   InControl, Inc. 'D'                                            598,560              3,254,670
   Mid Atlantic Medical Services, Inc. 'D'                      1,444,800             18,511,500
   NovaCare, Inc. 'D'                                           1,408,400             19,629,575
   Quorum Health Group, Inc. 'D'                                  325,400             10,453,475
   Trex Medical Corp. 'D'                                          40,000                760,000
   Universal Health Services, Inc. 'D'                            292,500             16,837,031
                                                                                  --------------
                                                                                     120,134,264
                                                                                  --------------
 Leisure & Entertainment (3.3%)
   Imax Corp. 'D'                                                 573,100             15,616,975
   N2K, Inc. 'D'                                                  108,333              2,721,867
   Premier Parks, Inc. 'D'                                        406,400             22,606,000
   Radical Entertainment Holdings, Inc. 'D' #                     500,000              2,500,000
   Signature Resorts, Inc. 'D'                                    627,800             11,221,925
   Vistana, Inc. 'D'                                              836,000             21,109,000
                                                                                  --------------
                                                                                      75,775,767
                                                                                  --------------
 Lodging & Restaurants (0.9%)
   Extended Stay America, Inc. 'D'                                710,800              9,284,825
   Outback Steakhouse, Inc. 'D'                                   300,000             11,437,500
                                                                                  --------------
                                                                                      20,722,325
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       21

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                  SHARES              VALUE
                                                                 ---------        --------------
COMMON STOCK (CONT'D)
 Office Equipment & Supplies (2.0%)
   Herman Miller, Inc.                                          1,208,200         $   36,472,538
   Viking Office Products, Inc. 'D'                               353,000              8,538,188
                                                                                  --------------
                                                                                      45,010,726
                                                                                  --------------
 Oil Services (4.3%)
   BJ Services Co.                                                444,100             16,653,750
   Global Industries, Ltd. 'D'                                    944,600             21,430,613
   Petroleum Geo - Services ADR 'D'                               570,069             37,482,037
   Pride International, Inc. 'D'                                  926,800             22,532,825
                                                                                  --------------
                                                                                      98,099,225
                                                                                  --------------
 Pharmaceuticals (5.5%)
   Alkermes, Inc. 'D'                                             738,500             17,631,688
   Barr Laboratories, Inc.                                        236,900              9,609,256
   Biogen, Inc. 'D'                                               239,400             10,623,375
   Forest Laboratories, Inc. 'D'                                  323,000             11,688,563
   Gilead Sciences, Inc. 'D'                                      483,565             18,375,470
   Incyte Pharmaceuticals, Inc. 'D'                               402,300             18,103,500
   PharMerica, Inc. 'D'                                         1,259,600             17,476,950
   Watson Pharmaceuticals, Inc. 'D'                               529,300             22,759,900
                                                                                  --------------
                                                                                     126,268,702
                                                                                  --------------
 Publishing (2.0%)
   Central Newspapers, Inc.                                       202,500             14,833,125
   The Petersen Cos., Inc. Class A 'D'                            654,200             17,009,200
   Wiley (John) & Sons, Inc. Class A 'D'                          268,300             14,857,113
                                                                                  --------------
                                                                                      46,699,438
                                                                                  --------------
 Real Estate (2.0%)
   Apartment Investment & Management Co. Class A                  439,428             16,423,622
   Fairfield Communities, Inc. 'D'                                318,300              7,440,263
   Security Capital Industrial Trust (REIT)                       851,000             20,796,313
                                                                                  --------------
                                                                                      44,660,198
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       22

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                  SHARES              VALUE
                                                                 ---------        --------------
COMMON STOCK (CONT'D)
 Retail (6.7%)
   Barnes & Noble, Inc. 'D'                                       605,300         $   20,504,538
   Borders Group, Inc. 'D'                                        753,700             24,212,613
   Consolidated Stores Corp.                                      307,500             12,300,000
   Family Dollar Stores, Inc.                                     567,550             19,296,700
   Payless ShoeSource, Inc. 'D'                                   306,900             21,943,350
   Proffitt's, Inc. 'D'                                           574,000             22,816,500
   Staples, Inc. 'D'                                            1,251,200             30,889,000
                                                                                  --------------
                                                                                     151,962,701
                                                                                  --------------
 Telecommunications & Equipment (5.5%)
   Cincinnati Bell, Inc.                                          308,600             11,803,950
   Essex International, Inc. 'D'                                  382,100             13,707,838
   General Cable Corp.                                            513,200             23,253,736
   Intermedia Communications, Inc. 'D'                            145,300             10,604,630
   McLeodUSA, Inc. 'D'                                            657,200             30,231,200
   Nexus Telecommunication Systems, Ltd. 'D'                      375,000              2,203,125
   Paging Network, Inc. 'D'                                     1,670,800             23,495,625
   Saville Systems PLC ADR                                        203,400             10,144,575
                                                                                  --------------
                                                                                     125,444,679
                                                                                  --------------
 Transportation (0.9%)
   Mark VII, Inc. 'D'                                           1,100,138             20,902,622
                                                                                  --------------
 Utilities-Gas (0.6%)
   KN Energy, Inc.                                                252,400             14,812,725
                                                                                  --------------

TOTAL COMMON STOCK (Cost $1,415,958,382)                                           2,100,172,918
                                                                                  --------------

PREFERRED STOCK (0.6%)
 Computers (0.3%)
   Focal, Inc. Series E 'D'                                       353,669              5,670,025
                                                                                  --------------
 Consumer Services (0.1%)
   Opal Concepts, Inc. Series B 'D' #                             792,603              1,999,999
                                                                                  --------------
 Healthcare (0.0%)
   Women First Healthcare, Inc. 'D' #                              75,000                750,000
                                                                                  --------------
 Transportation (0.2%)
   Dealer Solutions Holdings, Inc. Series A 'D' #               2,222,222              5,000,000
                                                                                  --------------

TOTAL PREFERRED STOCK (Cost $9,750,001)                                               13,420,024
                                                                                  --------------

                See Accompanying Notes to Financial Statements.
                                       23

WARBURG PINCUS EMERGING GROWTH FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                                                                 NUMBER OF
                                                                  SHARES              VALUE
                                                                 ---------        --------------
WARRANTS (0.0%)
 Industrial Mfg. & Processing
   Stratasys, Inc. 11/03/98 'D' #                                  21,428         $            0
                                                                                  --------------
 Pharmaceuticals
   Cell Genesys 06/28/98 'D'                                       80,850                      0
 Transportation
   Dealer Solutions Holdings, Inc. 04/29/02 'D' #                 431,111                      0
                                                                                  --------------
TOTAL WARRANTS (Cost $0)                                                                       0
                                                                                  --------------

                                                                    PAR
                                                                   (000)
SHORT-TERM INVESTMENTS (5.7%)
  Repurchase agreement with Goldman, Sachs & Co. dated
  04/30/98 at 5.47% to be repurchased at $130,728,854 on
  05/01/98. (Collateralized by a pro rata amount of U.S.
  Treasury Notes ranging in par values from
  $39,650,000-$50,000,000, 5.75%-7.25%, 09/30/01-05/15/04.
  Market Value of collateral is 133,419,607.) (Cost
  $130,709,000)                                                  $130,709            130,709,000
                                                                                  --------------

TOTAL INVESTMENTS AT VALUE (98.4%) (Cost $1,556,417,383*)                          2,244,301,942

OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)                                          35,389,023
                                                                                  --------------

NET ASSETS (100.0%) (applicable to 43,164,678 Common Shares
 and 10,427,080 Advisor Shares)                                                   $2,279,690,965
                                                                                  --------------
                                                                                  --------------

NET ASSET VALUE, offering and redemption price per Common Share
 ($1,848,037,944[div]43,164,678)                                                          $42.81
                                                                                          ------
                                                                                          ------
NET ASSET VALUE, offering and redemption price per Advisor Share
 ($431,653,021[div]10,427,080)                                                            $41.40
                                                                                          ------
                                                                                          ------

                            INVESTMENT ABBREVIATIONS

                      ADR = American Depository Receipt
                      REIT = Real Estate Investment Trust

--------------------------------------------------------------------------------
 'D' Non-income producing security.
  #  Restricted Security.
 ##  Not readily marketable security.
  *  Cost for federal income tax purposes is $1,557,055,974.

                See Accompanying Notes to Financial Statements.
                                       24

WARBURG PINCUS POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS
April 30, 1998
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (93.2%)
 Aerospace & Defense (2.2%)
   Gulfstream Aerospace Corp. 'D'                                    30,700         $  1,287,481
   Loral Space & Communications, Ltd. 'D'                            33,400            1,045,837
                                                                                    ------------
                                                                                       2,333,318
                                                                                    ------------
 Building & Building Materials (0.7%)
   Comfort Systems USA, Inc. 'D'                                     31,600              733,650
                                                                                    ------------
 Business Services (8.6%)
   CSG Systems International, Inc. 'D'                               21,500              978,250
   New York Restaurant Group, Inc. 'D' #                             77,720              749,998
   PMT Services, Inc. 'D'                                            63,000            1,228,500
   Protection One, Inc. 'D'                                         106,300            1,298,853
   QuickResponse Services, Inc. 'D'                                  24,200            1,137,400
   Robert Half International, Inc. 'D'                               30,000            1,623,750
   Staffing Resources, Inc. 'D' ##                                    4,000               22,410
   Technology Solutions Co. 'D'                                      30,100              966,962
   Wilmar Industries, Inc. 'D'                                       46,200            1,103,025
                                                                                    ------------
                                                                                       9,109,148
                                                                                    ------------
 Communications & Media (3.7%)
   Clear Channel Communications, Inc. 'D'                            10,314              972,094
   JACOR Communications, Inc. 'D'                                    15,000              853,125
   Outdoor Systems, Inc. 'D'                                         64,650            2,052,637
                                                                                    ------------
                                                                                       3,877,856
                                                                                    ------------
 Computers (17.0%)
   BMC Software, Inc. 'D'                                            21,600            2,020,950
   Brio Technology, Inc. 'D'                                          9,900              108,900
   Business Objects SA ADR 'D'                                       90,000            1,698,750
   Cambridge Technology Partners, Inc. 'D'                           23,600            1,233,100
   Citrix Systems, Inc. 'D'                                          21,050            1,307,731
   Inso Corp. 'D'                                                    55,000              990,000
   JDA Software Group, Inc. 'D'                                      25,000            1,264,062
   Micrografx, Inc. 'D'                                              75,500              877,687
   Object Design, Inc. 'D'                                          100,000              631,250
   Parametric Technology Corp. 'D'                                   27,700              885,534
   PeopleSoft, Inc. 'D'                                              41,200            1,915,800
   Platinum Technology, Inc. 'D'                                     40,400            1,030,200
   Radiant Systems, Inc. 'D'                                         44,900            1,010,250
   Tecnomatix Technologies Ltd. 'D'                                  14,100              357,788
   Transactions Systems Architects, Inc. Class A 'D'                 44,700            1,877,400
   Vantive Corp. 'D'                                                 26,200              838,400
                                                                                    ------------
                                                                                      18,047,802
                                                                                    ------------
 Consumer Non-Durables (1.1%)
   Central Garden & Pet Co. 'D'                                      33,200            1,137,100
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       25

WARBURG PINCUS POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Electronics (10.5%)
   Avant! Corp. 'D'                                                  62,700         $  1,818,300
   Cable Design Technologies, Inc. 'D'                               37,700            1,003,763
   Linear Technology Corp.                                           24,200            1,948,100
   Maxim Integrated Products, Inc. 'D'                               57,400            2,317,525
   Uniphase Corp. 'D'                                                28,100            1,524,425
   Vitesse Semiconductor Corp. 'D'                                   26,200            1,511,413
   Xilinx, Inc. 'D'                                                  22,700            1,038,525
                                                                                    ------------
                                                                                      11,162,051
                                                                                    ------------
 Energy (2.1%)
   KCS Energy, Inc.                                                  56,600              877,300
   Stone Energy Corp. 'D'                                            35,800            1,371,588
                                                                                    ------------
                                                                                       2,248,888
                                                                                    ------------
 Environmental Services (3.2%)
   AES Corp. 'D'                                                     15,000              827,813
   American Disposal Services, Inc. 'D'                              33,900            1,359,178
   USA Waste Services, Inc. 'D'                                      24,900            1,221,656
                                                                                    ------------
                                                                                       3,408,647
                                                                                    ------------
 Financial Services (9.0%)
   Amerin Corp. 'D'                                                  25,000              795,313
   AMVESCAP PLC ADR                                                  18,560            1,048,640
   Franklin Resources, Inc .                                         18,300              979,050
   Life Re Corp.                                                     18,600            1,339,200
   Mid Ocean, Ltd.                                                   18,000            1,356,750
   Nationwide Financial Services, Inc.                               30,000            1,301,250
   Price (T. Rowe) Associates, Inc.                                  17,700            1,336,350
   Sirrom Capital Corp.                                              47,600            1,422,050
                                                                                    ------------
                                                                                       9,578,603
                                                                                    ------------
 Healthcare (4.0%)
   Advance Paradigm, Inc. 'D'                                        33,100            1,319,863
   Novoste Corp. 'D'                                                 23,300              576,675
   Quorum Health Group, Inc. 'D'                                     40,500            1,301,063
   STERIS Corp. 'D'                                                  18,000            1,058,625
                                                                                    ------------
                                                                                       4,256,226
                                                                                    ------------
 Leisure & Entertainment (7.0%)
   Coach USA, Inc. 'D'                                               33,900            1,608,131
   N2K, Inc. 'D'                                                     75,000            1,884,375
   Premier Parks, Inc. 'D'                                           36,100            2,008,063
   Signature Resorts, Inc. 'D'                                       48,000              858,000
   Vistana, Inc. 'D'                                                 44,200            1,116,050
                                                                                    ------------
                                                                                       7,474,619
                                                                                    ------------
 Metals & Mining (1.6%)
   Metals USA, Inc. 'D'                                              87,300            1,702,350
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       26

WARBURG PINCUS POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Oil Services (2.7%)
   Petroleum Geo -- Services ADR 'D'                                 25,500         $  1,676,625
   Pride International, Inc. 'D'                                     49,000            1,191,313
                                                                                    ------------
                                                                                       2,867,938
                                                                                    ------------
 Pharmaceuticals (3.8%)
   Alkermes, Inc. 'D'                                                46,600            1,112,575
   CV Therapeutics, Inc. 'D'                                         75,000              689,063
   Incyte Pharmaceuticals, Inc. 'D'                                  24,500            1,102,500
   Watson Pharmaceuticals, Inc. 'D'                                  25,600            1,100,800
                                                                                    ------------
                                                                                       4,004,938
                                                                                    ------------
 Publishing (1.1%)
   The Petersen Cos., Inc. Class A 'D'                               45,000            1,170,000
                                                                                    ------------
 Real Estate (2.7%)
   AMB Property Corp.                                                42,800              984,400
   Fairfield Communities, Inc. 'D'                                   39,000              911,625
   Trammell Crow Co. 'D'                                             35,000              927,500
                                                                                    ------------
                                                                                       2,823,525
                                                                                    ------------
 Retail (3.3%)
   Barnes & Noble, Inc. 'D'                                          25,800              873,975
   Borders Group, Inc. 'D'                                           31,000              995,875
   Staples, Inc. 'D'                                                 65,700            1,621,969
                                                                                    ------------
                                                                                       3,491,819
                                                                                    ------------
 Telecommunications & Equipment (8.0%)
   Cisco Systems, Inc. 'D'                                           18,000            1,318,500
   Gilat Communications, Ltd. 'D'                                    93,000              895,125
   Intermedia Communications, Inc. 'D'                               24,700            1,802,714
   McLeodUSA, Inc. Class A 'D'                                       45,400            2,088,400
   Nextel Communications, Inc. 'D'                                   31,400              900,788
   Paging Network, Inc. 'D'                                         102,100            1,435,781
                                                                                    ------------
                                                                                       8,441,308
                                                                                    ------------
 Transportation (0.9%)
   Heartland Express, Inc. 'D'                                       38,200              950,225
                                                                                    ------------
TOTAL COMMON STOCK (Cost $71,036,302)                                                 98,825,011
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       27

WARBURG PINCUS POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                                                           MATURITY DATE       PAR          VALUE
                                                           -------------    --------     -----------
                                                                              (000)
UNITED STATES TREASURY OBLIGATIONS (1.1%)
 U.S. Treasury Bills (0.5%)**
   U.S. Treasury Bills 5.080%                                  6/04/98       $    379     $   377,273
   U.S. Treasury Bills 5.150%                                  6/04/98            190         189,134
                                                                                          -----------
                                                                                              566,407
                                                                                          -----------
 U.S. Treasury Notes (0.6%)**
   U.S. Treasury Notes 5.625%                                 11/30/98         90,000          90,114
   U.S. Treasury Notes 5.875%                                 11/15/99        250,000         251,065
   U.S. Treasury Notes 5.875%                                 11/30/01        260,000         261,856
                                                                                          -----------
                                                                                              603,035
                                                                                          -----------
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost
 $1,165,190)                                                                                1,169,442
                                                                                          -----------
                                                                            CAPITAL
                                                                             SHARE
                                                                            --------
PRIVATE FUND INVESTMENTS (0.8%)
   Boston Ventures LP                                                        262,123          262,123
   New Enterprise Associates VII, LP                                         533,446          533,446
                                                                                         ------------
TOTAL PRIVATE FUND INVESTMENTS (Cost $816,434)                                                795,569
                                                                                         ------------


                                                                              PAR
                                                                            --------
                                                                             (000)
SHORT-TERM INVESTMENTS (2.7%)
   Repurchase agreement with Goldman, Sachs & Co.
   dated 04/30/98 at 5.47% to be repurchased at
   $2,836,431 on 5/01/98. (Collaterized by a pro rata
   amount of U.S. Treasury Notes Ranging in par values
   from $39,650,000-50,000,000, 5.750%-7.250%,
   09/30/01-05/15/04. Market Value of collateral is
   $2,894,812. (Cost $2,836,000)                                              $2,836        2,836,000
                                                                                         ------------
TOTAL INVESTMENTS AT VALUE (97.7%) (Cost $75,853,926*)                                    103,626,022
                                                                                         ------------
OTHER ASSETS IN EXCESS OF LIABILITIES (2.3%)                                                2,404,318
                                                                                         ------------
NET ASSETS (100.0%) (applicable to 5,162,428 Common
 Shares and  2,498 Advisor Shares)                                                       $106,030,340
                                                                                         ------------
                                                                                         ------------
NET ASSET VALUE, offering and redemption price per
 Common Share ($105,979,619[div]5,162,428)                                                     $20.53
                                                                                               ------
                                                                                               ------
NET ASSET VALUE, offering and redemption price per
 Advisor Share ($50,721[div]2,497.908)                                                         $20.31
                                                                                               ------
                                                                                               ------

                            INVESTMENT ABBREVIATIONS

                       ADR = American Depository Receipt

--------------------------------------------------------------------------------
 'D' Non-income producing security.
  #  Restricted securities.
 ##  Not readily marketable security.
 ** These securities have been segregated with the Fund custodian to cover open capital commitments of $1,184,000 in private fund investments.
  *  Cost for federal income tax purposes is $75,966,878.

                See Accompanying Notes to Financial Statements.
                                       28

WARBURG PINCUS SMALL COMPANY VALUE FUND
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (94.9%)
 Aerospace & Defense (1.2%)
   Tracor, Inc. 'D'                                                    52,200        $ 2,052,112
                                                                                     -----------
 Banks & Savings & Loans (6.6%)
   Quaker City Bancorp, Inc. 'D'                                      145,037          3,281,462
   Riggs National Corp.                                               131,800          3,797,487
   Texas Regional Bancshares, Inc.                                    118,300          3,903,900
                                                                                     -----------
                                                                                      10,982,849
                                                                                     -----------
 Building & Building Materials (5.0%)
   Cavalier Homes, Inc.                                               317,800          3,813,600
   Walter Industries, Inc. 'D'                                        220,100          4,539,562
                                                                                     -----------
                                                                                       8,353,162
                                                                                     -----------
 Business Services (2.9%)
   John H. Harland Co.                                                128,300          2,285,344
   Tokheim Corp. 'D'                                                  159,200          2,527,300
                                                                                     -----------
                                                                                       4,812,644
                                                                                     -----------
 Capital Equipment (4.5%)
   Allied Products Corp.                                               92,150          2,113,691
   Avondale Industries, Inc. 'D'                                      118,300          3,179,312
   Stewart & Stevenson Services, Inc.                                  97,400          2,167,150
                                                                                     -----------
                                                                                       7,460,153
                                                                                     -----------
 Conglomerates (0.9%)
   Oglebay Norton Co.                                                  32,600          1,475,150
                                                                                     -----------
 Consumer Durables (5.7%)
   Citation Corp. 'D'                                                  78,100          1,630,337
   La-Z-Boy, Inc.                                                      83,900          4,389,019
   Triangle Pacific Corp. 'D'                                          78,500          3,414,750
                                                                                     -----------
                                                                                       9,434,106
                                                                                     -----------
 Consumer Non-Durables (6.0%)
   American Safety Razor Corp. 'D'                                    101,800          1,845,125
   Home Products International, Inc. 'D'                              262,600          3,545,100
   Standex International Corp.                                         51,100          1,555,356
   Zag Industries, Ltd. 'D'                                           219,400          3,003,037
                                                                                     -----------
                                                                                       9,948,618
                                                                                     -----------
 Electronics (1.7%)
   ADE Corp. 'D'                                                      100,600          1,798,225
   EA Industries, Inc. 'D'                                            236,500            960,781
                                                                                     -----------
                                                                                       2,759,006
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       29

WARBURG PINCUS SMALL COMPANY VALUE FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Energy (3.6%)
   Forest Oil Corp. 'D'                                               211,300        $ 3,301,563
   KCS Energy, Inc.                                                    55,500            860,250
   Petsec Energy, Ltd. ADR 'D'                                         86,800          1,784,825
                                                                                     -----------
                                                                                       5,946,638
                                                                                     -----------
 Engineering & Construction (1.4%)
   Gradall Industries, Inc. 'D'                                       135,300          2,333,925
                                                                                     -----------

 Financial Services (20.4%)
   Commerce Group, Inc.                                               104,000          3,926,000
   Delphi Financial Group Class A 'D'                                  54,168          3,087,576
   Freedom Securities Corp. 'D'                                        95,000          2,107,813
   HCC Insurance Holdings, Inc.                                        84,800          1,844,400
   Life USA Holding, Inc.                                             107,500          1,625,938
   Long Beach Financial Corp. 'D'                                     233,500          3,050,094
   NAC Re Corp.                                                        59,400          2,970,000
   National Western Life Insurance Co. Class A 'D'                     35,600          3,693,500
   PICO Holdings, Inc. 'D'                                            411,800          2,161,950
   Terra Nova (Bermuda) Holdings, Ltd.                                148,485          4,547,353
   White River Corp. 'D'                                               56,400          4,935,000
                                                                                     -----------
                                                                                      33,949,624
                                                                                     -----------
 Food, Beverages & Tobacco (0.7%)
   Pilgrim's Pride Corp.                                               72,200          1,227,400
                                                                                     -----------

 Industrial Mfg. & Processing (4.2%)
   Metal Management, Inc. 'D'                                          25,300            327,319
   Roanoke Electric Steel Corp.                                        82,400          1,668,600
   UNOVA, Inc. 'D'                                                    217,800          5,063,850
                                                                                     -----------
                                                                                       7,059,769
                                                                                     -----------
 Leisure & Entertainment (1.5%)
   SCP Pool Corp. 'D'                                                 109,100          2,577,488
                                                                                     -----------

 Lodging & Restaurants (1.5%)
   Ryan's Family Steak Houses, Inc. 'D'                               242,800          2,428,000
                                                                                     -----------

 Metals & Minining (4.3%)
   Inland Steel Industries, Inc.                                      118,300          3,467,669
   Universal Stainless & Alloy Products, Inc. 'D'                     337,000          3,707,000
                                                                                     -----------
                                                                                       7,174,669
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       30

WARBURG PINCUS SMALL COMPANY VALUE FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                     SHARES             VALUE
                                                                   ----------        -----------
COMMON STOCK (CONT'D)
 Real Estate (8.3%)
   Equity Inns, Inc. (REIT)                                           225,600        $ 3,327,600
   U.S. Restaurant Properties, Inc. (REIT)                             97,600          2,696,200
   Weeks Corp. (REIT)                                                 119,100          3,751,650
   Western Water Co. 'D'                                              354,000          3,982,500
                                                                                     -----------
                                                                                      13,757,950
                                                                                     -----------
 Retail (6.0%)
   AnnTaylor Stores Corp. 'D'                                         236,300          3,766,031
   Filene's Basement Corp. 'D'                                        389,600          2,167,150
   Fingerhut Companies, Inc.                                          134,300          3,978,638
                                                                                     -----------
                                                                                       9,911,819
                                                                                     -----------
 Telecommunications & Equipment (1.5%)
   General Cable Corp.                                                 56,400          2,555,625
                                                                                     -----------
 Transportation (7.1%)
   Allied Holdings, Inc. 'D'                                          103,500          2,063,531
   Landstar Systems, Inc. 'D'                                         112,100          3,671,275
   M.S. Carriers, Inc. 'D'                                             75,900          2,580,600
   Matlack Systems, Inc. 'D'                                           33,200            294,650
   MTL, Inc. 'D'                                                       46,800          1,822,275
   U S Xpress Enterprises, Inc.                                        71,100          1,386,450
                                                                                     -----------
                                                                                      11,818,781
                                                                                     -----------
TOTAL COMMON STOCK (Cost $124,599,589)                                               158,019,488
                                                                                     -----------
                                                                      PAR
                                                                     (000)
CONVERTIBLE BONDS (1.1%)
 Electronics (1.1%)
   Ea Industries, Inc. Series A Convertible Notes
   6.00%, 04/30/99 (NR,NR) +(Cost $1,500,000)                          $1,500          1,822,530
                                                                                     -----------

SHORT-TERM INVESTMENTS (2.6%)
   Repurchase Agreement with Goldman, Sachs & Co. dated
   04/30/98 to be repurchased at $4,309,654.53 on
   05/01/98. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from
   $39,650,000-$50,000,000, 5.75%-7.25%,
   09/30/01-05/15/04. Market value of collateral is
   $4,398,359.) (Cost $4,309,000)                                       4,309          4,309,000
                                                                                     -----------

                See Accompanying Notes to Financial Statements.
                                       31

WARBURG PINCUS SMALL COMPANY VALUE FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                    SHARES             VALUE
                                                                  ----------        ------------
WARRANTS (0.1%)
   Ea Industries, Inc. Six Month Warrants #                                1        $    110,438
                                                                                    ------------
TOTAL INVESTMENTS AT VALUE (98.7%) (Cost $130,519,027*)                              164,261,456
OTHER ASSETS IN EXCESS OF LIABILITIES                                                  2,195,342
                                                                                    ------------
NET ASSETS (100.0%) (Applicable to 9,396,736 Common Shares
   and 4,073 Advisor Shares)                                                        $166,456,798
                                                                                    ------------
                                                                                    ------------
NET ASSET VALUE, offering and redemption price per Common Share
($166,385,317[div]9,396,736)                                                              $17.71
                                                                                          ------
                                                                                          ------
NET ASSET VALUE, offering and redemption price per Advisor Share
($71,481[div]4,073)                                                                       $17.55
                                                                                          ------
                                                                                          ------

                            INVESTMENT ABBREVIATIONS

                        ADR = American Depository Receipt
                       REIT = Real Estate Investment Trust

--------------------------------------------------------------------------------
 'D' Non-income producing security.
  #  Restricted security.
  *  Cost for federal income tax purposes is $130,540,681.

                See Accompanying Notes to Financial Statements.
                                       32

WARBURG PINCUS STRATEGIC VALUE FUND
SCHEDULE OF INVESTMENTS
April 30, 1998
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
TOTAL COMMON STOCK (98.4%)
 Banks & Savings & Loans (6.4%)
   Bankers Trust New York Corp.                                       1,000         $    129,125
   First Chicago NBD Corp.                                            4,500              417,937
                                                                                    ------------
                                                                                         547,062
                                                                                    ------------
 Business Services (5.0)
   Computer Sciences Corp. 'D'                                        8,000              422,000
                                                                                    ------------

 Capital Equipment (3.2%)
   Cummins Engine Co., Inc.                                           5,000              271,875
                                                                                    ------------

 Chemicals (3.4%)
   Dow Chemical Co.                                                   3,000              290,062
                                                                                    ------------
 Computers (19.2%)
   Accelr8 Technology Corp. 'D'                                      13,000              224,250
   Computer Horizons Corp. 'D'                                       13,000              493,187
   Hewlett-Packard Co.                                                3,000              225,937
   Keane, Inc. 'D'                                                    8,000              402,000
   Unisys Corp. 'D'                                                  13,000              291,687
                                                                                    ------------
                                                                                       1,637,061
                                                                                    ------------
 Conglomerates (2.8%)
   TRW, Inc.                                                          4,500              237,656
                                                                                    ------------

 Consumer Durables (4.0%)
   General Motors Corp.                                               5,000              336,875
                                                                                    ------------

 Consumer Non-Durables (2.5%)
   Sola International, Inc. 'D'                                       5,000              212,500
                                                                                    ------------

 Electronics (10.1%)
   Altera Corp. 'D'                                                   2,000               81,000
   AMP, Inc. 'D'                                                      8,500              334,156
   Motorola, Inc.                                                     3,500              194,688
   Xilinx, Inc. 'D'                                                   5,500              251,625
                                                                                    ------------
                                                                                         861,469
                                                                                    ------------
 Financial Services (2.2%)
   Fidelity National Financial, Inc.                                  5,000              184,375
                                                                                    ------------

 Food, Beverages & Tobacco (1.5%)
   Philip Morris Companies, Inc.                                      3,500              130,594
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       33

WARBURG PINCUS STRATEGIC VALUE FUND
SCHEDULE OF INVESTMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
TOTAL COMMON STOCK (CONT'D)
 Healthcare (10.0%)
   ALZA Corp. 'D'                                                    13,000         $    623,188
   Centocor, Inc. 'D'                                                 5,500              232,031
                                                                                    ------------
                                                                                         855,219
                                                                                    ------------
 Leisure & Entertainment (3.1%)
   Acclaim Entertainment, Inc. 'D'                                   35,000              266,875
                                                                                    ------------
 Oil Services (5.2%)
   Cooper Cameron Corp. 'D'                                           2,000              132,875
   Smith International, Inc. 'D'                                      2,000              117,500
   Transocean Offshore, Inc.                                          3,500              195,563
                                                                                    ------------
                                                                                         445,938
                                                                                    ------------
 Pharmaceuticals (5.8%)
   Lilly ( Eli ) & Co.                                                2,500              173,906
   Genzyme Corp. 'D'                                                  5,000              154,688
   Glaxo Wellcome PLC ADR                                             3,000              169,688
                                                                                    ------------
                                                                                         498,282
                                                                                    ------------
 Retail (3.8%)
   Cendant Corp. 'D'                                                 13,000              325,000
                                                                                    ------------
 Telecommunications & Equipment (10.2%)
   3Com Corp. 'D'                                                     8,000              274,000
   Ascend Communications, Inc. 'D'                                    3,000              130,688
   Bay Networks, Inc. 'D'                                            10,000              234,375
   Lucent Technologies, Inc.                                          3,000              228,375
                                                                                    ------------
                                                                                         867,438
                                                                                    ------------
TOTAL COMMON STOCK (Cost $6,976,650)                                                   8,390,281
                                                                                    ------------
                                                                      PAR
                                                                   ---------
                                                                     (000)
SHORT-TERM INVESTMENTS (1.6%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   04/30/98 at 5.47% to be Repurchased at $135,021 on 05/01/98.
   (Collaterized by a pro rata amount of U.S. Treasury Notes
   Ranging in par values from $39,650,000-$50,000,000,
   5.75%-7.25%, 09/30/01-05/15/04. Market Value of Collateral
   is $137,000 (Cost $135,000).                                         $135             135,000
                                                                                    ------------
TOTAL INVESTMENTS AT VALUE (100.0%) (Cost $7,111,650*)                              $  8,525,281
                                                                                    ------------
                                                                                    ------------

                            INVESTMENT ABBREVIATIONS

                        ADR = American Depository Receipt

--------------------------------------------------------------------------------
'D' Non-income producing security.
 *  Cost for federal income tax purposes is $7,115,583.

                See Accompanying Notes to Financial Statements.
                                       34

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (91.3%)
Aerospace & Defense (4.7%)
   Gulfstream Aerospace Corp. 'D'                                   255,300         $ 10,706,644
   Litton Industries, Inc. 'D'                                       88,300            5,298,000
   Lockheed Martin Corp.                                             79,900            8,898,862
   Raytheon Co. Class A                                             315,300           17,400,619
                                                                                    ------------
                                                                                      42,304,125
                                                                                    ------------

 Agriculture (0.5%)
   IMC Fertilizer Group, Inc.                                       124,300            4,474,800
                                                                                    ------------

 Banks & Savings & Loan (3.91%)
   Bank of New York Co., Inc.                                       105,600            6,237,000
   Citicorp                                                         146,000           21,973,000
   First Chicago NBD Corp.                                           75,200            6,984,200
                                                                                    ------------
                                                                                      35,194,200
                                                                                    ------------

 Building & Building Materials (1.28%)
   USG Corp. 'D'                                                    223,500           11,482,312
                                                                                    ------------

 Business Services (0.8%)
   Block (H & R), Inc.                                               75,500            3,397,500
   Deluxe Corp.                                                     110,300            3,695,050
                                                                                    ------------
                                                                                       7,092,550
                                                                                    ------------
  Capital Equipment (4.6%)
   AlliedSignal, Inc.                                               172,000            7,535,750
   American Standard Companies 'D'                                  170,500            8,301,219
   Caterpillar, Inc.                                                 78,400            4,463,900
   Emerson Electric Co.                                              99,800            6,349,775
   Harnischfeger Industries, Inc.                                   145,500            4,110,375
   ITT Industries, Inc.                                             295,300           10,759,994
                                                                                    ------------
                                                                                      41,521,013
                                                                                    ------------
  Chemicals (2.56%)
   Ferro Corp.                                                      178,500            5,143,031
   Rhone-Poulenc SA ADR Series A                                    187,086            9,260,757
   Union Carbide Corp.                                              178,800            8,671,800
                                                                                    ------------
                                                                                      23,075,588
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       35

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Computers (5.85%)
   Adaptec, Inc. 'D'                                                 54,900         $  1,300,444
   Automatic Data Processing, Inc.                                   61,200            4,096,575
   COMPAQ Computer Corp. 'D'                                        665,200           18,667,175
   Hewlett-Packard Co.                                               51,500            3,878,594
   International Business Machines Corp.                            159,700           18,505,237
   Sun Microsystems, Inc. 'D'                                       147,700            6,083,394
                                                                                    ------------
                                                                                      52,531,419
                                                                                    ------------
  Conglomerates (3.26%)
   Harsco Corp.                                                     230,550           10,605,300
   TRW, Inc.                                                        183,200            9,675,250
   United Technologies Corp.                                         91,300            8,987,344
                                                                                    ------------
                                                                                      29,267,894
                                                                                    ------------
 Consumer Durables (5.00%)
   Chrysler Corp.                                                   572,700           23,015,381
   Ford Motor Co.                                                   222,400           10,188,700
   Maytag Corp.                                                      76,565            3,943,097
   Philips Electronics NV ADR                                        87,400            7,866,000
                                                                                    ------------
                                                                                      45,013,178
                                                                                    ------------
  Consumer Non-Durables (2.08%)
   Premark International, Inc.                                      272,800            9,104,700
   Rubbermaid, Inc.                                                 173,700            4,972,162
   Unilever NV                                                       63,000            4,701,375
                                                                                    ------------
                                                                                      18,778,237
                                                                                    ------------
  Electronics (1.28%)
   Dallas Semiconductor Corp.                                        82,900            3,196,831
   Lexmark International Group, Inc. Class A 'D'                     97,800            5,660,175
   National Semiconductor Corp. 'D'                                 119,100            2,620,200
                                                                                    ------------
                                                                                      11,477,206
                                                                                    ------------
  Energy (6.32%)
   British Petroleum Co. PLC ADR                                    283,606           26,800,767
   Burlington Resources, Inc.                                       192,500            9,047,500
   Occidental Petroleum Corp.                                       293,100            8,628,131
   Total SA ADR                                                     209,800           12,325,750
                                                                                    ------------
                                                                                      56,802,148
                                                                                    ------------
  Environmental Services (1.29%)
   USA Waste Services, Inc. 'D'                                     235,700           11,564,031
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       36

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Financial (0.5%)
   Associates First Capital Corp. Class A                            58,287         $  4,356,953
                                                                                    ------------
 Financial Services (11.09%)
   American Express Co.                                              40,350            4,115,700
   Berkley (W.R.) Corp.                                              65,100            3,035,287
   Fannie Mae                                                       159,500            9,550,062
   Finova Group, Inc.                                               160,300            9,387,569
   Freddie Mac                                                      123,700            5,728,856
   HCC Insurance Holdings, Inc.                                      19,500              424,125
   Lehman Brothers Holding, Inc.                                     91,900            6,530,644
   MBIA, Inc.                                                       173,400           12,939,975
   PMI Group, Inc.                                                  297,000           24,131,250
   Provident Companies, Inc.                                        181,200            7,078,125
   Terra Nova Bermuda Holdings, Ltd. Class A                        123,200            3,773,000
   Travelers Group, Inc.                                             65,800            4,026,138
   Travelers Property Casualty Corp.                                109,900            4,615,800
                                                                                    ------------
                                                                                      95,336,531
                                                                                    ------------
 Food, Beverages & Tobacco (5.7%)
   Anheuser-Busch Companies, Inc.                                   317,000           14,522,562
   Corn Products International, Inc.                                167,900            5,981,438
   Keebler Foods Co.                                                248,800            7,090,800
   Philip Morris Companies, Inc.                                    233,700            8,719,931
   Ralston Purina Group                                              47,500            5,035,000
   Sara Lee Corp.                                                    99,500            5,926,469
   Swedish Match Co. ADR                                            115,800            4,053,000
                                                                                    ------------
                                                                                      51,329,200
                                                                                    ------------
 Healthcare (5.83%)
   Baxter International, Inc.                                       167,600            9,291,325
   Foundation Health Systems, Inc. 'D'                              269,700            7,804,444
   Tenet Healthcare Corp. 'D'                                       184,350            6,901,603
   Trigon Healthcare, Inc. 'D'                                      513,350           15,593,006
   Wellpoint Health Networks, Inc.                                  178,400           12,867,100
                                                                                    ------------
                                                                                      52,457,478
                                                                                    ------------
 Industrial Mfg. & Processing (1.62%)
   Unova, Inc.                                                      628,000           14,601,000
                                                                                    ------------

 Leisure & Entertainment (1.95%)
   Polaroid Corp.                                                   398,950           17,553,800
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       37

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Metals & Mining (1.49%)
   Alumax, Inc. 'D'                                                 142,600         $  7,040,875
   Aluminum Company of America                                       82,000            6,355,000
                                                                                    ------------
                                                                                      13,395,875
                                                                                    ------------
 Office Equipment & Supplies (0.47%)
   Pitney Bowes, Inc.                                                88,800            4,262,400
                                                                                    ------------
 Oil Services (2.22%)
   Noble Drilling Corp. 'D'                                         214,200            6,921,338
   R & B Falcon Corp.                                               171,690            5,504,811
                                                                                    ------------
                                                                                      12,426,149
                                                                                    ------------
 Pharmaceuticals (2.35%)
   American Home Products Corp                                       63,550            5,918,094
   Merck & Co., Inc.                                                126,250           15,213,125
                                                                                    ------------
                                                                                      21,131,219
                                                                                    ------------
 Real Estate (0.92%)
   Equity Residential Properties Trust                               45,800            2,249,925
                                                                                    ------------
 Retail (6.47%)
   Federated Department Stores                                      371,500           18,273,156
   May Department Stores Co.                                        148,400            9,154,425
   Neiman-Marcus Group, Inc. 'D'                                    120,900            4,435,519
   Payless ShoeSource, Inc. 'D'                                      74,512            5,327,608
   Proffitt's, Inc. 'D'                                             107,875            4,288,031
   Sears, Roebuck and Co.                                           153,300            9,092,606
   Wal-Mart Stores, Inc.                                             82,900            4,191,631
                                                                                    ------------
                                                                                      54,762,976
                                                                                    ------------
 Telecommunications & Equipment (6.62%)
   ALLTEL Corp.                                                      81,600            3,488,400
   Ameritech Corp.                                                  193,600            8,240,100
   AT&T Corp.                                                       165,300            9,928,331
   Bell Atlantic Corp.                                              152,620           14,279,509
   BellSouth Corp.                                                  129,300            8,299,444
   SBC Communications, Inc.                                         216,800            8,983,650
                                                                                    ------------
                                                                                      53,219,434
                                                                                    ------------
 Transportation (1.17%)
   Burlington Northern Santa Fe Corp.                                50,100            4,959,900
   CSX Corp.                                                        106,400            5,586,000
                                                                                    ------------
                                                                                      10,545,900
                                                                                    ------------

                See Accompanying Notes to Financial Statements.
                                       38

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        ------------
COMMON STOCK (CONT'D)
 Utilities-Electric (2.53%)
   Allegheny Energy, Inc.                                           161,900         $  4,958,188
   American Electric Power Co., Inc.                                107,800            5,147,450
   DQE, Inc.                                                         48,400            1,663,750
   Entergy Corp.                                                    122,700            3,052,163
   Illinova Corp.                                                   118,500            3,621,656
   Wisconsin Energy Corp.                                           144,400            4,404,200
                                                                                    ------------
                                                                                      22,847,407
                                                                                    ------------
TOTAL COMMON STOCKS (Cost $661,313,941)                                              821,054,948
                                                                                    ------------
                                                                 PRINCIPAL AMOUNT
                                                                 ----------------

 CONVERTIBLE PREFERRED STOCK (2.1%)
 Telecommunications & Equipment (0.7%)
   AirTouch Communications, Inc. Series B 6.00% Convertible
     (Callable 08/16/99 @ $35.96)                                   $  142,700           6,332,313
 Real Estate (0.7%)
   Equity Residential Properties Series G 7.25% Convertible
     (Callable 09/15/02 @ $25.91)                                      238,500           6,022,125
 Capital Equipment (0.7%)
   Ingersoll-Rand Co. 0.78% (Convertible 5/15/01), PRIDES              297,500           6,098,750
                                                                                      ------------
TOTAL CONVERTIBLE PREFERRED STOCK (Cost $16,661,211)                                    18,453,188
                                                                                      ------------


                                                                      SHARES
                                                                 ----------------
FOREIGN STOCKS (0.6%)
   WPP Group PLC                                                       800,400           5,078,700
                                                                                      ------------
TOTAL FOREIGN STOCKS (Cost $4,169,186)                                                   5,078,700
                                                                                      ------------
                                         RATINGS
                                      (MOODY'S/S&P)     RATE%     MATURITY DATE        PAR
                                      -------------     -----     -------------        ---
                                                                                      (000)
CORPORATE BONDS (1.2%)
Oil Services (0.8%)
   Diamond Offshore Drilling, Inc.     (Baa2, BBB)       3.75         2/15/07        $ 5,620         7,530,800
Retail (0.4%)
   Rite Aid Corp. Convertible
   Notes (Callable 09/15/00 @ $102.10) (Baa2, BBB)       5.25         9/15/02          2,999         3,381,373
                                                                                                  ------------
TOTAL CORPORATE BONDS (Cost $10,385,068)                                                            10,912,173
                                                                                                  ------------
SHORT-TERM INVESTMENTS (4.5%)
   Repurchase Agreement with Goldman, Sachs & Co. dated
   04/30/98 at 5.47% to be repurchased at $40,204,108 on
   05/01/98. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from
   $39,650,000-$50,000,000, 5.75%-7.25%, 09/30/01-05/15/04.
   Market Value of Collateral is $41,027,863.) (Cost
   $40,198,000)                                                                       40,198        40,198,000
                                                                                                  ------------

                See Accompanying Notes to Financial Statements.
                                       39

WARBURG PINCUS GROWTH & INCOME FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

TOTAL INVESTMENTS AT VALUE (99.6%) (Cost $732,727,405*)                               $895,697,009
                                                                                      ------------
OTHER ASSETS IN EXCESS OF LIABILITIES (0.4%)                                             3,657,826
                                                                                      ------------
NET ASSETS (100.0%) (applicable to 42,676,736 Common Shares and 6,053,782 Advisor
  Shares)                                                                             $899,354,835
                                                                                      ------------
                                                                                      ------------
NET ASSET VALUE, offering and redemption price per Common Share
   (787,689,207[div]42,676,736)                                                             $18.46
                                                                                            ------
                                                                                            ------
NET ASSET VALUE, offering and redemption price per Advisor Share
(111,665,628[div]6,053,782)                                                                 $18.45
                                                                                            ------
                                                                                            ------

                            INVESTMENT ABBREVIATIONS

                      ADR = American Depository Receipt
                  PRIDES = Preferred Redeemable Increased
                         Dividends Equity Securities

--------------------------------------------------------------------------------
'D' Non-income producing security.
 *  Cost for federal income tax purposes is $732,822,861.

                See Accompanying Notes to Financial Statements.
                                       40

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCKS (50.6%)
 Aerospace & Defense (1.8%)
   Loral Space & Communications, Ltd. 'D'                            17,100         $   535,444
   Raytheon Co. Class A                                               4,000             220,750
                                                                                    -----------
                                                                                        756,194
                                                                                    -----------
 Agriculture (0.6%)
   Monsanto Co.                                                       4,400             232,650
                                                                                    -----------
 Banks & Savings & Loans (3.2%)
   Bank of New York Co., Inc.                                         2,900             171,281
   BankBoston Corp.                                                   1,800             194,287
   Citicorp                                                           1,000             150,500
   First Chicago NBD Corp.                                            2,500             232,187
   Fleet Financial Group, Inc.                                        2,400             207,300
   Riggs National Corp.                                               2,700              77,794
   Washington Mutual, Inc.                                            3,850             269,741
                                                                                    -----------
                                                                                      1,303,090
                                                                                    -----------
 Building & Building Materials (0.3%)
   Walter Industries, Inc. 'D'                                        7,000             144,375
                                                                                    -----------
 Business Services (2.4%)
   Harte-Hanks Communications, Inc.                                   8,800             199,650
   Harland ( John H.) Co.                                             2,700              48,094
   PMT Services, Inc. 'D'                                             3,000              58,500
   Robert Half International, Inc. 'D'                                3,000             162,375
   Sterling Commerce, Inc. 'D'                                        2,000              85,125
   SunGard Data Systems, Inc. 'D'                                     2,400              85,500
   Tokheim Corp. 'D'                                                 22,750             361,156
                                                                                    -----------
                                                                                      1,000,400
                                                                                    -----------
 Chemicals (1.2%)
   Avery-Dennison Corp.                                               5,500             288,062
   Du Pont (E.I.) de Nemours & Co.                                    1,600             116,500
   Morton International, Inc.                                         2,400              76,800
                                                                                    -----------
                                                                                        481,362
                                                                                    -----------
 Communications & Media (2.3%)
   Chancellor Media Corp. 'D'                                         3,700             175,519
   Outdoor Systems, Inc. 'D'                                          3,000              95,250
   U.S. West Media Group 'D'                                          9,800             369,950
   Viacom, Inc. Class B 'D'                                           5,000             290,000
                                                                                    -----------
                                                                                        930,719
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       41

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCKS (CONT'D)
 Computers (4.0%)
   BMC Software, Inc. 'D'                                             1,700         $   159,056
   Cambridge Technology Partners, Inc. 'D'                            1,500              78,375
   Citrix Systems, Inc. 'D'                                           2,400             149,100
   Compaq Computer Corp. 'D'                                         11,900             333,944
   Harbinger Corp. 'D'                                                1,500              54,562
   International Business Machines Corp.                              4,000             463,500
   National Instruments Corp. 'D'                                     3,000             106,500
   PeopleSoft, Inc. 'D'                                               2,700             125,550
   Platinum Technology, Inc. 'D'                                      2,000              51,000
   Sun Microsystems, Inc. 'D'                                         3,300             135,919
                                                                                    -----------
                                                                                      1,657,506
                                                                                    -----------
 Conglomerates (1.9%)
   CBS Corp.                                                          8,340             297,112
   Harsco Corp.                                                       2,300             105,800
   Oglebay Norton Co.                                                 3,600             162,900
   TRW, Inc.                                                          2,000             105,625
   United Technologies Corp.                                          1,000              98,437
                                                                                    -----------
                                                                                        769,874
                                                                                    -----------
 Consumer Durables(0.4%)
   La-Z-Boy, Inc.                                                     2,900             151,706
                                                                                    -----------
 Consumer Non-Durables (0.7%)
   American Safety Razor Corp. 'D'                                    6,100             110,562
   Rubbermaid, Inc.                                                   4,000             114,500
   Westpoint Stevens, Inc. 'D'                                        2,400              80,400
                                                                                    -----------
                                                                                        305,462
                                                                                    -----------
 Consumer Services (0.3%)
   DeVRY, Inc. 'D'                                                    2,000              75,750
   ITT Educational Services, Inc. 'D'                                 1,650              48,778
                                                                                    -----------
                                                                                        124,528
                                                                                    -----------
 Electronics (1.6%)
   EA Industries, Inc. 'D'                                           13,000              52,812
   Etec Systems, Inc. 'D'                                             1,500              85,125
   Intel Corp.                                                        1,900             153,544
   KLA-Tencor Corp. 'D'                                               1,600              64,500
   Maxim Integrated Products, Inc. 'D'                                5,200             209,950
   Vitesse Semiconductor Corp. 'D'                                    1,500              86,531
                                                                                    -----------
                                                                                        652,462
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       42

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCKS (CONT'D)
 Energy (2.4%)
   British Petroleum Co. PLC ADR                                      2,500         $   236,250
   Burlington Resources, Inc.                                         2,700             126,900
   Chieftain International, Inc. 'D'                                  2,000              44,750
   EEX Corp. 'D'                                                     17,700             171,469
   Forest Oil Corp. 'D'                                               6,400             100,000
   KCS Energy, Inc.                                                     400               6,200
   Occidental Petroleum Corp.                                         7,500             220,781
   Ocean Energy, Inc. 'D'                                             3,120              76,440
                                                                                    -----------
                                                                                        982,790
                                                                                    -----------
 Environmental Services (0.5%)
   Allied Waste Industries, Inc. 'D'                                  2,800              77,000
   USA Waste Services, Inc. 'D'                                       2,800             137,375
                                                                                    -----------
                                                                                        214,375
                                                                                    -----------
 Financial Services (9.1%)
   Berkshire Hathaway, Inc. Class B 'D'                                 100             229,500
   Freddie Mac                                                        7,800             361,237
   Heller Financial, Inc. 'D'                                        10,000             270,000
   Household International, Inc.                                      1,400             184,012
   Legg Mason, Inc.                                                   5,466             322,494
   Leucadia National Corp.                                            2,900             108,569
   Life Re Corp.                                                      1,000              72,000
   Long Beach Financial Corp. 'D'                                     7,900             103,194
   Merrill Lynch & Co., Inc.                                          2,100             184,275
   Morgan Stanley, Dean Witter, & Co.                                 3,200             252,400
   National Western Life Insurance Co. Class A 'D'                    1,500             155,625
   Nationwide Financial Services, Inc.                                2,700             117,112
   PICO Holdings, Inc. 'D'                                           14,200              74,550
   Provident Cos., Inc.                                               5,400             210,937
   ReliaStar Financial Corp.                                          4,786             218,361
   SLM Holding Corp. 'D'                                              4,300             183,556
   Terra Nova (Bermuda) Holdings, Ltd. Class A                        5,550             169,969
   The PMI Group, Inc.                                                3,200             260,000
   Travelers Group, Inc.                                              1,800             110,137
   White River Corp. 'D'                                              2,400             210,000
                                                                                    -----------
                                                                                      3,797,928
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       43

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCKS (CONT'D)
 Food, Beverages & Tobacco (0.3%)
   Anheuser-Busch Co., Inc.                                           2,500         $   114,531
   Keebler Foods Co. 'D'                                                700              19,950
                                                                                    -----------
                                                                                        134,481
                                                                                    -----------
 Healthcare (1.5%)
   Becton, Dickinson & Co.                                            3,900             271,537
   Trigon Healthcare, Inc. 'D'                                        7,000             212,625
   Wellpoint Health Networks, Inc. 'D'                                2,000             144,250
                                                                                    -----------
                                                                                        628,412
                                                                                    -----------
 Industrial Mfg. & Processing (1.1%)
   Roanoke Electric Steel Corp.                                       2,550              51,637
   Tyco International Ltd.                                              300              16,350
   UNOVA, Inc. 'D'                                                   16,000             372,000
                                                                                    -----------
                                                                                        439,987
                                                                                    -----------
 Leisure & Entertainment (1.1%)
   Coach USA, Inc. 'D'                                                2,000              94,875
   Polaroid Corp.                                                     6,000             264,000
   SCP Pool Corp. 'D'                                                 3,500              82,687
                                                                                    -----------
                                                                                        441,562
                                                                                    -----------
 Lodging & Restaurants (0.2%)
   Promus Hotel Corp. 'D'                                             2,000              90,375
                                                                                    -----------
 Metals & Mining (0.7%)
   Inland Steel Industries, Inc.                                      5,000             146,562
   Universal Stainless & Alloy Products, Inc. 'D'                    11,500             126,500
                                                                                    -----------
                                                                                        273,062
                                                                                    -----------
 Oil Services (0.7%)
   Global Industries, Ltd. 'D'                                        4,000              90,750
   Pride International, Inc. 'D'                                      3,000              72,937
   Smith International, Inc. 'D'                                      2,400             141,000
                                                                                    -----------
                                                                                        304,687
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       44

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCKS (CONT'D)
 Pharmaceuticals (2.5%)
   Bristol-Myers Squibb Co.                                           3,300         $   349,388
   Elan Corp. PLC ADR 'D'                                             1,200              74,550
   Gilead Sciences, Inc. 'D'                                          2,000              76,000
   Merck & Co., Inc.                                                  1,300             156,650
   Warner-Lambert Co.                                                 1,500             283,781
   Watson Pharmaceuticals, Inc.                                       2,000              86,000
                                                                                    -----------
                                                                                      1,026,369
                                                                                    -----------
 Publishing (0.6%)
   Harcourt General, Inc.                                             4,000             208,750
   The Petersen Cos., Inc. Class A 'D'                                2,500              65,000
                                                                                    -----------
                                                                                        273,750
                                                                                    -----------
 Real Estate (1.9%)
   Equity Inns, Inc.                                                  7,600             112,100
   Healthcare Realty Trust, Inc.                                      9,100             255,938
   Security Capital Group, Inc. Class B                               6,300             190,575
   U.S. Restaurant Properties, Inc. 'D' REIT                          3,800             104,975
   Weeks Corp.                                                        3,500             110,250
                                                                                    -----------
                                                                                        773,838
                                                                                    -----------
 Retail (3.9%)
   AnnTaylor Stores Corp. 'D'                                         7,100             113,156
   CVS Corp.                                                          2,800             206,500
   Family Dollar Stores, Inc.                                         2,100              71,400
   Federated Department Stores, Inc. 'D'                              3,700             181,994
   Filene's Basement Corp. 'D'                                       15,100              83,994
   Fingerhut Companies, Inc.                                          5,200             154,050
   Home Depot, Inc.                                                   2,350             163,619
   HomeUSA, Inc. 'D'                                                 10,100              99,738
   Payless ShoeSource, Inc. 'D'                                       1,200              85,800
   Rite Aid Corp.                                                     8,300             266,638
   Sears, Roebuck and Co.                                             3,400             201,663
                                                                                    -----------
                                                                                      1,628,552
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       45

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
COMMON STOCKS (CONT'D)
 Telecommunications & Equipment (2.4%)
   AT&T Corp.                                                         1,700         $   102,106
   BellSouth Corp.                                                    2,000             128,375
   Essex International, Inc. 'D'                                      1,500              53,813
   General Cable Corp. 'D'                                            2,300             104,219
   Intermedia Communications, Inc. 'D'                                1,500             109,477
   McLeodUSA, Inc. Class A 'D'                                        1,500              69,000
   QUALCOMM, Inc. 'D'                                                 1,500              84,375
   SBC Communications, Inc.                                           2,900             120,169
   WorldCom, Inc. 'D'                                                 5,100             218,184
                                                                                    -----------
                                                                                        989,718
                                                                                    -----------
 Transportation (0.7%)
   Heartland Express, Inc. 'D'                                        2,250              55,969
   Landstar Systems, Inc. 'D'                                         2,900              94,975
   M.S. Carriers, Inc. 'D'                                            2,100              71,400
   Mark VII, Inc. 'D'                                                 3,400              64,600
                                                                                    -----------
                                                                                        286,944
                                                                                    -----------
 Utilities -- Electric (0.3%)
   American Electric Power Co., Inc.                                  2,500             119,375
                                                                                    -----------
TOTAL COMMON STOCKS (Cost $15,840,596)                                               20,916,533
                                                                                    -----------
FOREIGN STOCKS (7.9%)
 Austria (0.9%)
   Radex-Heraklith Industriebeteiligungs, Inc.                        3,700             186,933
   VA Technologie AG                                                  1,165             167,443
                                                                                    -----------
                                                                                        354,376
                                                                                    -----------
 Brazil (0.1%)
   Companhia de Saneamento Basico do Estado De Sao Paulo            175,000              39,772
                                                                                    -----------
 Denmark (0.3%)
   International Service System AS Class B                            1,400              75,696
   SAS Danmark AS                                                     3,700              65,963
                                                                                    -----------
                                                                                        141,659
                                                                                    -----------
 France (1.3%)
   Axa-UAP SA                                                         2,150             252,237
   Total SA                                                           1,355             160,994
   Rhone Poulenc SA Class A                                           2,350             114,849
                                                                                    -----------
                                                                                        528,080
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       46

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
FOREIGN STOCKS (CONT'D)
 Germany (0.2%)
   Mannesmann AG                                                        120         $    94,556
                                                                                    -----------
 Hong Kong (0.2%)
   First Pacific Co., Ltd.                                           56,700              27,266
   Guangshen Railway Co., Ltd.                                       42,500               7,956
   Guangshen Railway Co., Ltd. ADR                                    2,800              27,475
                                                                                    -----------
                                                                                         62,697
                                                                                    -----------
 Israel (0.1%)
   Orbotech, Ltd.                                                       800              28,900
                                                                                    -----------
 Italy (0.5%)
   Assicurazioni Generali SPA                                         7,450             224,095
                                                                                    -----------
 Japan (0.5%)
   Advantest Corp.                                                    1,100              74,094
   Tokyo Electron, Ltd.                                               3,300             129,872
                                                                                    -----------
                                                                                        203,966
                                                                                    -----------
 Korea (0.1%)
   L.G. Electronics                                                   2,810              33,430
                                                                                    -----------
 Mexico (0.2%)
   PanAmerican Beverages, Inc. Class A                                1,900              75,763
                                                                                    -----------
 Netherlands (1.0%)
   Internationale Nederlanden Groep                                   2,500             162,459
   Philips Electronics NV                                             2,650             233,456
                                                                                    -----------
                                                                                        395,915
                                                                                    -----------
 New Zealand (0.3%)
   Brierley Investments, Ltd.                                       225,500             130,311
                                                                                    -----------
 Norway (0.3%)
   Smedvig ASA ADR Class B 'D'                                        5,600             112,000
                                                                                    -----------
 Philippines (0.1%)
   Millicom International Cellular SA                                 1,435              56,144
                                                                                    -----------
 Portugal (0.7%)
   Portugal Telecom SA ADR 'D'                                        5,200             279,500
                                                                                    -----------
 Switzerland (0.4%)
   Baer Holdings Class B                                                 34              93,844
   Sulzer AG                                                            135              96,754
                                                                                    -----------
                                                                                        190,598
                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       47

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                    SHARES             VALUE
                                                                   ---------        -----------
FOREIGN STOCKS (CONT'D)
 United Kingdom (0.7%)
   Glaxo Wellcome PLC                                                 3,200         $    90,421
   Pilkington PLC                                                    49,500             103,868
   Williams PLC                                                      14,500             111,279
                                                                                    -----------
                                                                                        305,568
                                                                                    -----------
TOTAL FOREIGN STOCKS (Cost $26,38,191)                                                3,257,330
                                                                                    -----------
FOREIGN PREFERRED STOCKS (0.1%)
 Brazil (0.1%)
   Telecomunicacoes de Sao Paulo SA                                 203,000              69,026
                                                                                    -----------
TOTAL FOREIGN PREFERRED STOCKS (Cost $61,522)                                            69,026
                                                                                    -----------
PREFERRED STOCKS (1.7%)
 Real Estate (1.2%)
   Equity Residential Properties Series C 9.125% (Callable
     9/9/06 @ $25.00) (REIT)                                         10,000             268,125
   Ingersoll-Rand Co. 0.78% (Convertible 5/15/01), PRIDES             9,500             194,750
   Security Cap Industrial Trust Series C 8.540% (Callable
     11/13/26 @ $50.00)                                               2,000             106,920
                                                                                    -----------
 Capital Equipment (0.5%)
   MEPC International Capital Series A 9.125% (Callable
     9/21/05 @ $25.00)                                                4,500             120,094
                                                                                    -----------
TOTAL PREFERRED STOCKS (Cost $689,151)                                                  689,889
                                                                                    -----------
                                     RATINGS
                                  (MOODY'S/S&P)     RATE%      MATURITY DATE        PAR
                                  --------------    ------     -------------     ---------
                                                                                   (000)
U.S. CORPORATE BONDS (7.8%)
 Banks & Savings & Loans
   (4.3%)
   African Development Bank
     Debentures (Yankee Bond
     6.37)                          (Aa1, AA-)      9.300         07/01/00        $   370               394,975
   Bayerische Landesbank
     Deposit Note (Callable
     02/09/03)                      (Aaa, AAA)      6.200         02/09/06            350               347,813
   Citicorp Subordinated Note        (A1, A)        7.125         03/15/04            300               311,625
   Countrywide Home Loan
     Medium Term Note                (A3, A)        6.380         10/08/02            250               250,938
   Deutsche Bank Financial
     Notes                          (Aa2, AA+)      7.500         04/25/09            200               214,750
   First Union Corp.
     Subordinated Debentures
     (Putable 10/15/05 @ $100)       (A2, A-)       6.550         10/15/05            250               255,938
                                                                                                    -----------
                                                                                                      1,776,039
                                                                                                    -----------
 Capital Equipment (0.6%)
   Ingersoll-Rand Meduim Term
     Note (Putable
     11/19/2003 @ $100)              (A3, A-)       6.230         11/19/03            245               246,225
                                                                                                    -----------
 Financial Services (0.6%)
   Smith Barney Holdings Notes       (A2, A)        6.375         10/01/04            250               250,938
                                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       48

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     RATINGS
                                  (MOODY'S/S&P)     RATE%      MATURITY DATE        PAR               VALUE
                                  --------------    ------     -------------     ---------         -----------
                                                                                   (000)
U.S. CORPORATE BONDS (CONT'D)
 Industrial Mfg. & Processing
   (0.6%)
   Times Mirror Co. Notes
     (Putable 09/15/04 @ $100)       (A2, A+)       6.610         09/15/04        $   250           $   256,875
                                                                                                    -----------
 Leisure & Entertainment
   (0.4%)
   Lowe's Companies (Putable
     05/15/07 @ $100)                (A2, A)        7.110         05/15/37            160               169,400
                                                                                                    -----------
 Oil Services (0.5%)
   Diamond Offshore Drilling,
     Inc.(Callable 02/22/01 @
     $102.08)                      (Baa2, BBB+)     3.750         02/15/07            150               201,000
                                                                                                    -----------
 Retail (0.8%)
   Penney (J.C.) & Co.
     Debentures (Putable
     08/15/03 @ $100)                (A2, A)        6.900         08/15/26            325               338,813
                                                                                                    -----------

TOTAL U.S. CORPORATE BONDS (Cost $3,185,624)                                                          3,239,290
                                                                                                    -----------
U.S. TREASURY OBLIGATIONS (19.1%)
 U.S. Treasury Notes (7.6%)
   U.S. Treasury Notes              (Aaa,AAA)       8.500         11/15/00             50                53,398
   U.S. Treasury Notes              (Aaa,AAA)       8.000         05/15/01            675               719,476
   U.S. Treasury Notes              (Aaa,AAA)       6.500         05/31/01          1,250             1,280,312
   U.S. Treasury Notes              (Aaa,AAA)       7.500         02/15/05          1,000             1,098,270
                                                                                                    -----------
                                                                                                      3,151,456
                                                                                                    -----------
 U.S. Treasury Strip Notes
   (11.5%)
   U.S. Treasury Strip              (Aaa,AAA)       5.550*        08/15/99            500               465,700
   U.S. Treasury Strip              (Aaa,AAA)       5.860*        05/15/01          2,000             1,689,980
   U.S. Treasury Strip              (Aaa,AAA)       5.390*        05/15/02          1,740             1,388,816
   U.S. Treasury Strip              (Aaa,AAA)       5.810*        02/15/05          1,760             1,197,750
                                                                                                    -----------
                                                                                                      4,742,246
                                                                                                    -----------
TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,817,541)                                                     7,893,702
                                                                                                    -----------

                See Accompanying Notes to Financial Statements.
                                       49

WARBURG PINCUS BALANCED FUND
STATEMENT OF NET ASSETS (CONT'D)
April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     RATINGS
                                  (MOODY'S/S&P)     RATE%      MATURITY DATE        PAR                VALUE
                                  --------------    ------     -------------     ---------          -----------
                                                                                   (000)
MORTGAGE BACKED SECURITIES (10.3%)
   Fannie Mae, Series 1998-M4,
     Class B REMIC 98-M4            (Aaa,AAA)       6.424         12/25/23        $   600           $   600,720
   Federal Home Loan Bank
     (Putable 12/03/ 02 @ 100)      (Aaa, NR)       5.680         12/03/02            600               603,798
   GE Capital Mortgage
     Services, Inc. Series
     1994-7  Class A10              (Aaa,AAA)       6.000         02/25/09            483               471,922
   General Motors Acceptance
     Corp. Class A2 98              (Aaa,AAA)       6.700         01/08/08            500               505,903
   Government National
     Mortgage Association Pass
     Through Pool #002217X          (Aaa, AAA)      6.500         08/15/03              8                 7,561
   Morgan Stanley Mortgage
     Trust Series 40 Class 8          (AAA)         7.000         07/20/21            600               610,413
   Mortgage Capital Funding,
     Inc. Series A2 9.55 AL         (NR, AAA)       6.663         11/19/07            800               815,500
   Nomura Asset Securities
     Corp.                            (A,NR)        6.690         03/16/13            600               607,969
                                                                                                    -----------

TOTAL MORTGAGE BACKED SECURITIES (Cost $4,195,768)                                                    4,223,796
                                                                                                    -----------
SHORT-TERM INVESTMENTS (2.3%)
   Repurchase agreement with Goldman, Sachs & Co. dated
   04/30/98 at 5.47% to be repurchased at $972,148 on 05/01/98.
   (Collateralized by a pro rata amount of U.S. Treasury Notes ranging in par values from $39,650,000-$50,000,000, 5.750%-7.250%,
   09/03/01-05/15/04. Market value of collateral is $992,120.) (Cost
   $972,000)                                                                           972              972,000

TOTAL INVESTMENTS AT VALUE (99.8%) (Cost $35,400,393)*                                               41,261,556

OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                                             83,721
                                                                                                    -----------

NET ASSETS (100.0%) (applicable to 2,911,335 Common Shares and 12,837 Advisor Shares)               $41,345,277
                                                                                                    -----------
                                                                                                    -----------

NET ASSET VALUE, offering and redemption price per Common Share
($41,164,165[div]2,911,335)                                                                              $14.14
NET ASSET VALUE, offering and redemption price per Advisor Share ($181,112[div]12,837)                   $14.11
                                                                                                         ------
                                                                                                         ------

                            INVESTMENT ABBREVIATIONS
                     ADR    = American Depository Receipt
                     GDR    = Global Depository Receipt
                     REIT   = Real Estate Investment Trust
                    PRIDES  = Preferred Redeemable Increased
                              Dividends Equity Securities
--------------------------------------------------------------------------------
'D' Non-income producing security.
 #  Rate shown reflects yield to maturity on date of purchase.
 *  Cost for federal income tax purpose is $35,395,491.

                See Accompanying Notes to Financial Statements.
                                       50

WARBURG PINCUS STRATEGIC VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1998
--------------------------------------------------------------------------------

ASSETS
    Investments at value (Cost $7,111,650)                                       $8,525,281
   Receivable for investment securities sold                                        923,859
   Deferred organizational/offering costs                                            11,720
   Receivable for fund shares sold                                                        0
   Other assets                                                                         235
                                                                                 ----------
       TOTAL ASSETS                                                               9,464,278
                                                                                 ----------
 LIABILITIES
    Payable for investment securities purchased                                      47,495
    Accrued expenses payable                                                         30,619
                                                                                 ----------
       TOTAL LIABILITIES                                                             78,114
                                                                                 ----------
 NET ASSETS, applicable to 764,772 Common Shares outstanding and 15 Advisor
   Shares outstanding                                                            $9,386,164
                                                                                 ----------
                                                                                 ----------
 NET ASSET VALUE, offering and redemption price per Common Share
  ($9,385,977[div]764,772)                                                           $12.27
                                                                                     ------
                                                                                     ------
NET ASSET VALUE, offering and redemption price per Advisor Share
  ($187[div]15.307)                                                                  $12.22
                                                                                     ------
                                                                                     ------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 1998
--------------------------------------------------------------------------------

                                                    WARBURG PINCUS       WARBURG PINCUS        WARBURG PINCUS
                                                 CAPITAL APPRECIATION    EMERGING GROWTH    POST-VENTURE CAPITAL
                                                         FUND                 FUND                  FUND
                                                 --------------------    ---------------    --------------------
INVESTMENT INCOME:
   Dividends                                         $  3,323,834         $   5,112,576         $     77,324
   Interest                                               573,067             3,423,506              105,266
   Foreign taxes withheld                                 (13,857)               (6,180)              (1,125)
                                                      -----------        ---------------          ----------
       Total investment income                          3,883,044             8,542,262              181,465
                                                      -----------        ---------------          ----------
EXPENSES:
   Investment advisory                                  2,352,714             9,138,272              645,521
   Administrative services                                650,165             1,770,991              103,855
   Audit                                                   12,267                16,920                6,447
   Custodian/Sub-custodian                                 59,595               165,443               15,490
   Directors/Trustees                                       4,959                 5,333                3,720
   Insurance                                                4,215                43,364                1,240
   Interest                                                     0                     0                2,902
   Legal                                                   27,245                63,947               24,795
   Offering/Organizational costs                                0                     0               15,010
   Printing                                                19,052                12,397               14,876
   Registration                                            45,042                78,360               31,241
   Shareholder servicing/Distribution                      88,098             1,044,459              129,248
   Transfer agent                                         118,641               572,601              114,685
   Miscellaneous                                           24,891                38,344               17,356
                                                      -----------        ---------------          ----------
                                                        3,406,884            12,950,431            1,126,386
   Less: fees waived, expenses reimbursed and
     transfer agent offsets                               (16,769)              (50,312)            (274,154)
                                                      -----------        ---------------          ----------
       Total expenses                                   3,390,115            12,900,119              852,232
                                                      -----------        ---------------          ----------
           Net investment income (loss)                   492,929            (4,357,857)            (670,767)
                                                      -----------        ---------------          ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
 INVESTMENTS AND FOREIGN CURRENCY RELATED
 ITEMS:
   Net realized gain (loss) from security
     transactions                                      38,278,100            79,578,123            7,344,525
   Net realized loss from foreign currency
     related items                                              0                     0                    0
   Net change in unrealized appreciation
     (depreciation) from investments and
     foreign currency related items                    86,512,606           219,168,899            8,816,424
                                                      -----------        ---------------          ----------
   Net realized and unrealized gain (loss)
     from investments and
     foreign currency related items                   124,790,706           298,747,022           16,160,949
                                                      -----------        ---------------          ----------
Net increase in net assets resulting from
 operations                                          $125,283,635         $ 294,389,165         $ 15,490,182
                                                      -----------        ---------------          ----------
                                                      -----------        ---------------          ----------

--------------------------------------------------------------------------------

                See Accompanying Notes to Financial Statements.
                                       52

--------------------------------------------------------------------------------

              WARBURG PINCUS       WARBURG PINCUS    WARBURG PINCUS     WARBURG PINCUS
            SMALL COMPANY VALUE      STRATEGIC       GROWTH & INCOME       BALANCED
                   FUND              VALUE FUND           FUND               FUND
            -------------------    --------------    ---------------    --------------
                $   720,818          $   38,906       $   6,087,661       $  140,467
                    433,233              42,846           1,811,637          431,329
                          0                   0             (20,822)          (4,838)
                   --------        --------------    ---------------    --------------
                  1,154,051              81,752           7,878,476          566,958
                   --------        --------------    ---------------    --------------
                    946,741              59,705           2,885,985          177,539
                    189,348              12,198             893,569           54,207
                      6,454               5,961              65,166           25,506
                     25,999               8,640              20,264            5,645
                      3,720               3,720               3,819            3,916
                        992                  70              20,617              992
                          0                   0                 439                0
                     17,356              19,365              34,860           16,213
                      7,390              21,084                   0                0
                      7,182               5,826              49,392            3,697
                     30,909              11,487              44,179           25,878
                    236,929              14,926             243,223           49,521
                    112,088               5,084             458,253           26,938
                     11,428               4,337              25,470            3,053
                   --------        --------------    ---------------    --------------
                  1,596,536             172,403           4,745,236          393,105
                     (5,294)            (85,830)            (19,092)        (126,592)
                   --------        --------------    ---------------    --------------
                  1,591,242              86,573           4,726,144          266,513
                   --------        --------------    ---------------    --------------
                   (437,191)             (4,821)          3,152,332          300,445
                   --------        --------------    ---------------    --------------
                  6,971,506             777,763          34,945,742        2,143,207
                          0                   0              (4,660)          (2,769)
                  2,988,484             794,347          90,293,984        1,165,774
                   --------        --------------    ---------------    --------------
                  9,959,990           1,572,110           5,235,066        3,306,212
                   --------        --------------    ---------------    --------------
                $ 9,522,799          $1,567,289       $ 128,387,398       $3,606,657
                   --------        --------------    ---------------    --------------
                   --------        --------------    ---------------    --------------

--------------------------------------------------------------------------------

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   WARBURG PINCUS                   WARBURG PINCUS
                                                CAPITAL APPRECIATION                EMERGING GROWTH
                                                        FUND                             FUND
                                           ------------------------------   -------------------------------
                                              FOR THE                          FOR THE
                                             SIX MONTHS        FOR THE        SIX MONTHS        FOR THE
                                               ENDED         YEAR ENDED         ENDED          YEAR ENDED
                                           APRIL 30, 1998    OCTOBER 31,    APRIL 30, 1998    OCTOBER 31,
                                            (UNAUDITED)         1997         (UNAUDITED)          1997
                                           --------------   -------------   --------------   --------------
FROM OPERATIONS:
   Net investment income (loss)            $      492,929   $   2,836,298   $   (4,357,857)  $  (11,348,164)
   Net realized gain (loss) from security
     transactions                              38,278,100     111,900,128       79,578,123      121,625,395
   Net realized loss from futures
     contracts                                          0               0                0                0
   Net realized gain (loss) from foreign
     currency related items                             0               0                0                0
   Net change in unrealized appreciation
     (depreciation) from investments and
     foreign currency related items            86,512,606      25,907,351      219,168,899      204,574,943
                                           --------------   -------------   --------------   --------------
       Net increase in net assets
         resulting from operations            125,283,635     140,643,777      294,389,165      314,852,174
                                           --------------   -------------   --------------   --------------
FROM DISTRIBUTIONS:
   Dividends from net investment income:
       Common Shares                           (2,188,710)     (2,397,108)               0                0
       Advisor Shares                                   0          (7,341)               0                0
   Distributions from realized gains:
       Common Shares                         (106,773,769)    (44,111,908)     (92,762,031)      (2,393,545)
       Advisor Shares                          (6,058,534)     (2,454,855)     (25,707,966)        (797,896)
   Distributions in excess of capital
     gains:
       Common Shares                                    0               0                0                0
       Advisor Shares                                   0               0                0                0
                                           --------------   -------------   --------------   --------------
       Net decrease in net assets from
         distributions                       (115,021,013)    (48,971,212)    (118,469,997)      (3,191,441)
                                           --------------   -------------   --------------   --------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares               104,990,446     230,321,097      483,413,008      781,530,558
   Reinvested dividends                       111,165,033      45,501,901      114,956,027        3,051,789
   Net asset value of shares redeemed        (110,601,125)   (176,950,390)    (467,414,029)    (590,806,401)
                                           --------------   -------------   --------------   --------------
       Net increase (decrease) in net
         assets from capital share
         transactions                         105,554,354      98,872,608      130,955,006      193,775,946
                                           --------------   -------------   --------------   --------------
       Net increase (decrease) in net
         assets                               115,816,976     190,545,173      306,874,174      505,436,679
NET ASSETS:
   Beginning of period                        621,692,192     431,147,019    1,972,816,791    1,467,380,112
                                           --------------   -------------   --------------   --------------
   End of period                           $  737,509,168   $ 621,692,192   $2,279,690,965   $1,972,816,791
                                           --------------   -------------   --------------   --------------
                                           --------------   -------------   --------------   --------------
Undistributed net investment income        $      381,810   $   2,077,591   $            0   $            0
                                           --------------   -------------   --------------   --------------
                                           --------------   -------------   --------------   --------------

                See Accompanying Notes to Financial Statements.
                                       54

--------------------------------------------------------------------------------

                       WARBURG PINCUS                          WARBURG PINCUS
                    POST-VENTURE CAPITAL                     SMALL COMPANY VALUE
                            FUND                                    FUND
             -----------------------------------     -----------------------------------
                FOR THE                                 FOR THE
               SIX MONTHS           FOR THE            SIX MONTHS           FOR THE
                 ENDED             YEAR ENDED            ENDED             YEAR ENDED
             APRIL 30, 1998       OCTOBER 31,        APRIL 30, 1998       OCTOBER 31,
              (UNAUDITED)             1997            (UNAUDITED)             1997
             --------------     ----------------     --------------     ----------------
              $    (670,767)     $   (1,728,895)     $     (437,191)     $   (1,097,451)
                  7,344,525           7,402,996           6,971,506          21,703,083
                          0                   0                   0                   0
                          0              (3,944)                  0                   0
                  8,816,424           4,279,725           2,988,484          22,597,554
             --------------     ----------------     --------------     ----------------
                 15,490,182           9,949,882           9,522,799          43,203,186
             --------------     ----------------     --------------     ----------------
                          0                   0                   0                   0
                          0                   0                   0                   0
                          0                   0         (20,763,234)         (1,184,453)
                          0                   0             (35,215)                (56)
                          0                   0                   0                   0
                          0                   0                   0                   0
             --------------     ----------------     --------------     ----------------
                          0                   0         (20,798,449)         (1,184,509)
             --------------     ----------------     --------------     ----------------
                 20,705,055          67,881,239          34,997,388         258,418,030
                          0                   0          19,972,777           1,093,316
                (40,009,309)       (133,272,027)       (101,167,550)       (161,650,157)
             --------------     ----------------     --------------     ----------------
                (19,304,254)        (65,390,788)        (46,197,385)         97,861,189
             --------------     ----------------     --------------     ----------------
                 (3,814,072)        (55,440,906)        (57,473,035)        139,879,866
                109,844,412         165,285,318         223,929,833          84,049,967
             --------------     ----------------     --------------     ----------------
              $ 106,030,340      $  109,844,412      $  166,456,798      $  223,929,833
             --------------     ----------------     --------------     ----------------
             --------------     ----------------     --------------     ----------------
              $           0      $            0      $            0      $            0
             --------------     ----------------     --------------     ----------------
             --------------     ----------------     --------------     ----------------

WARBURG PINCUS DOMESTIC EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             WARBURG PINCUS
                                                                            STRATEGIC VALUE
                                                                                  FUND
                                                                 --------------------------------------
                                                                    FOR THE           FOR THE PERIOD
                                                                   SIX MONTHS        DECEMBER 31, 1996
                                                                     ENDED           (COMMENCEMENT OF
                                                                 APRIL 30, 1998     OPERATIONS) THROUGH
                                                                  (UNAUDITED)        OCTOBER 31, 1997
                                                                 --------------     -------------------
FROM OPERATIONS:
   Net investment income                                          $     (4,821)         $    23,511
   Net realized gain from security transactions                        777,763              621,060
   Net realized gain (loss) from foreign currency related
     items                                                                   0              (33,411)
   Net change in unrealized appreciation (depreciation) from
     investments and foreign currency related items                          0                    0
   Net realized loss from futures contracts                            794,347              619,284
                                                                 --------------        ------------
       Net increase in net assets resulting from operations          1,567,289            1,230,444
                                                                 --------------        ------------
FROM DISTRIBUTIONS:
   Dividends from net investment income:
       Common Shares                                                  (146,958)                   0
       Advisor Shares                                                        0                    0
   Distributions from realized gains:
       Common Shares                                                  (587,833)                   0
       Advisor Shares                                                       (9)                   0
   Distributions in excess of capital gains:
       Common Shares                                                         0                    0
       Advisor Shares                                                        0                    0
                                                                 --------------        ------------
       Net decrease in net assets from distributions                  (734,800)                   0
                                                                 --------------        ------------
FROM CAPITAL SHARE TRANSACTIONS:
   Proceeds from sale of shares                                                           1,417,306
   Reinvested dividends                                                687,480                    0
   Net asset value of shares redeemed                               (5,659,583)          (4,008,409)
                                                                 --------------        ------------
       Net increase (decrease) in net assets from capital
        share transactions                                          (3,554,797)          10,778,028
                                                                 --------------        ------------
       Net increase (decrease) in net assets                        (2,722,308)          12,008,472
NET ASSETS:
   Beginning of period                                              12,108,472              100,000
                                                                 --------------        ------------
   End of period                                                  $  9,386,164          $12,108,472
                                                                 --------------        ------------
                                                                 --------------        ------------
Undistributed net investment income                               $          0          $   121,045
                                                                 --------------        ------------
                                                                 --------------        ------------

                See Accompanying Notes to Financial Statements.
                                       56

--------------------------------------------------------------------------------

                                 WARBURG PINCUS
                                 GROWTH & INCOME                                             WARBURG PINCUS
                                      FUND                                                    BALANCED FUND
             -------------------------------------------------------     -------------------------------------------------------
                FOR THE                                                     FOR THE
               SIX MONTHS           FOR THE                                SIX MONTHS           FOR THE
                 ENDED             TWO MONTHS            FOR THE             ENDED             TWO MONTHS            FOR THE
             APRIL 30, 1998          ENDED             YEAR ENDED        APRIL 30, 1998          ENDED             YEAR ENDED
              (UNAUDITED)       OCTOBER 31, 1997     AUGUST 31, 1997      (UNAUDITED)       OCTOBER 31, 1997     AUGUST 31, 1997
             --------------     ----------------     ---------------     --------------     ----------------     ---------------
             $    3,152,332       $    839,400        $   4,686,277       $    300,445        $     92,017        $     621,101
                 34,945,742         24,005,015           88,134,951          2,143,207           1,219,920            2,259,328
                          0                  0                    0                  0                   0                    0
                     (4,660)                 0                    0             (2,769)                590               (1,211)
                 90,293,984        (19,596,522)          41,534,862          1,165,774            (755,058)           4,514,953
             --------------     ----------------     ---------------     --------------     --------------       ---------------
                128,387,398          5,247,893          134,356,090          3,606,657             557,469            7,394,171
             --------------     ----------------     ---------------     --------------     --------------       ---------------
                 (2,887,807)        (1,281,060)          (4,434,607)          (345,370)           (125,542)            (655,603)
                   (240,637)           (90,595)            (348,996)            (1,316)               (385)              (1,449)
                (96,860,728)                 0                    0         (3,441,034)                  0             (395,800)
                (14,171,470)                 0                    0            (14,992)                  0                 (809)
                          0                  0                    0                  0                   0                    0
                          0                  0                    0                  0                   0                    0
             --------------     ----------------     ---------------     --------------      -------------       ---------------
               (114,160,642)        (1,371,655)          (4,783,603)        (3,802,712)           (125,927)          (1,053,661)
             --------------     ----------------     ---------------     --------------      -------------       ---------------
                223,311,798         45,408,918          276,013,445          7,305,193           2,285,470           19,977,419
                110,709,671          1,309,646            4,560,726          3,700,372             122,038            1,014,239
               (145,026,728)       (40,487,822)        (531,312,507)        (7,915,987)         (3,462,909)         (19,120,778)
             --------------     ----------------     ---------------     --------------      --------------       ---------------
                188,994,741          6,230,742         (250,738,336)         3,089,578          (1,055,401)           1,870,880
             --------------     ----------------     ---------------     --------------      --------------       ---------------
                203,221,497         10,106,980         (121,165,849)         2,893,523            (623,859)           8,211,390
                696,133,338        686,026,358          807,192,207         38,451,754          39,075,613           30,864,223
             --------------     ----------------     ---------------     --------------      --------------       ---------------
             $  899,354,835       $696,133,338        $ 686,026,358       $ 41,345,277        $ 38,451,754        $  39,075,613
             --------------     ----------------     ---------------     --------------      --------------       ---------------
             --------------     ----------------     ---------------     --------------      --------------       ---------------
             $       19,228       $          0        $     577,858       $          0        $     38,284        $      71,417
             --------------     ----------------     ---------------     --------------      --------------       ---------------
             --------------     ----------------     ---------------     --------------      --------------       ---------------

WARBURG PINCUS CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                          FOR THE SIX
                                          MONTHS ENDED
                                           APRIL 30,                 FOR THE YEAR ENDED OCTOBER 31,
                                              1998         --------------------------------------------------
                                          (UNAUDITED)       1997       1996       1995       1994       1993
                                          ------------     ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD         $20.82        $17.73     $16.26     $14.22     $15.28     $13.28
                                              -----        ------     ------     ------     ------     ------
   Income from Investment Operations:
   Net Investment Income (Loss)               (0.03)         0.02       0.02         --      (0.08)        --
   Net Gain on Securities (both
     realized and unrealized)                  3.52          4.88       3.49       3.02        .23       2.76
                                              -----        ------     ------     ------     ------     ------
       Total from Investment
         Operations                            3.49          4.90       3.51       3.02       0.15       2.76
                                              -----        ------     ------     ------     ------     ------
Less Distributions:
   Dividends from Net Investment
     Income                                      --         (0.01)        --         --      (0.02)        --
   Distributions from Realized Gains          (3.81)        (1.80)     (2.04)     (0.98)     (1.19)     (0.76)
                                              -----        ------     ------     ------     ------     ------
       Total Distributions                    (3.81)        (1.81)     (2.04)     (0.98)     (1.21)     (0.76)
                                              -----        ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD               $20.50        $20.82     $17.73     $16.26     $14.22     $15.28
                                              -----        ------     ------     ------     ------     ------
                                              -----        ------     ------     ------     ------     ------
Total Return                                  19.77%'D'     30.37%     24.15%     23.41%      1.23%     21.64%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)            $36,874       $34,601    $23,440    $11,594     $8,169    $10,437

Ratios to average daily net assets:
   Operating expenses                          1.47%*@       1.48%@     1.54%@     1.62%      1.55%      1.51%
   Net investment income (loss)                (.30%)*        .08%       .09%      (.18%)     (.24%)     (.25%)
   Decrease reflected in above
     operating expense ratios due to
     waivers/reimbursements                      --            --         --         --        .01%        --
Portfolio Turnover Rate                       87.83%'D'    238.11%    170.69%    146.09%     51.87%     48.26%

--------------------------------------------------------------------------------
'D' Non-annualized
 *  Annualized
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares net expense ratio by .01% for the six months ended April 30, 1998 and by .00% and .01% for the year or period ended October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.46% for the six months ended April 30, 1998, 1.48% and 1.53% for the year or period ended October 31, 1997 and 1996 respectively.

                See Accompanying Notes to Financial Statements.
                                       58

WARBURG PINCUS EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                                          FOR THE SIX
                                          MONTHS ENDED                FOR THE YEAR ENDED OCTOBER 31,
                                         APRIL 30, 1998     --------------------------------------------------
                                          (UNAUDITED)        1997       1996       1995       1994       1993
                                         --------------     ------     ------     ------     ------     ------
NET ASSET VALUE, BEGINNING OF PERIOD         $38.50         $31.99     $29.38     $22.05     $23.51     $18.19
                                              -----         ------     ------     ------     ------     ------
   Income from Investment Operations:
   Net Investment Loss                        (0.23)         (0.33)     (0.09)     (0.09)     (0.08)     (0.08)
   Net Gain (Loss) on Securities
     (both realized and unrealized)            5.52           6.91       4.45       7.42      (0.02)      5.77
                                              -----         ------     ------     ------     ------     ------
       Total from Investment
         Operations                            5.29           6.58       4.36       7.33      (0.10)      5.69
                                              -----         ------     ------     ------     ------     ------
   Less Distributions:
   Distributions from Realized Gains          (2.39)         (0.07)     (1.75)        --      (1.36)     (0.37)
                                              -----         ------     ------     ------     ------     ------
       Total Distributions                    (2.39)         (0.07)     (1.75)        --      (1.36)     (0.37)
                                              -----         ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD               $41.40         $38.50     $31.99     $29.38     $22.05     $23.51
                                              -----         ------     ------     ------     ------     ------
                                              -----         ------     ------     ------     ------     ------
Total Return                                  14.92%'D'      20.62%     15.69%     33.24%      (.29%)    31.67%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)           $431,653       $457,432   $362,696   $167,225    $64,009    $26,029

Ratios to average daily net assets:
   Operating expenses                          1.62%*@        1.63%@     1.70%@     1.76%      1.72%      1.73%
   Net investment loss                         (.78%)*       (1.01%)    (1.05%)    (1.08%)    (1.08%)    (1.09%)
   Decrease reflected in above
     operating expense ratios due to
     waivers/reimbursements                     .00%           .00%       .00%       .00%       .04%       .00%
Portfolio Turnover Rate                       40.21%'D'      87.03%     65.77%     84.82%     60.38%     68.35%

--------------------------------------------------------------------------------
 'D' Non-annualized
  *  Annualized
  @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares net expense ratio by .01% for the six months ended April 30, 1998 and by .00% and .01% for the year or period ended October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.61% for the six months ended April 30, 1998, 1.63% and 1.69% for the year or period ended October 31, 1997 and 1996 respectively.

                See Accompanying Notes to Financial Statements.
                                       59

WARBURG PINCUS POST-VENTURE CAPITAL FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                     FOR THE SIX
                                     MONTHS ENDED
                                      APRIL 30,                        FOR THE YEAR ENDED OCTOBER 31,
                                         1998                           ----------------------------
                                     (UNAUDITED)                   1997                               1996
                                     ------------     ------------------------------     ------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                 $17.44                    $15.93                             $10.68
                                         -----                     -----                              -----
   Income from Investment
     Operations:
   Net Investment Loss                   (1.77)                    (0.22)                             (0.05)
   Net Gain on Securities and
     Foreign Currency Related
     Items both (realized and
     unrealized)                          4.64                      1.73                               5.30
                                         -----                     -----                              -----
       Total from Investment
         Operations                       2.87                      1.51                               5.25
                                         -----                     -----                              -----
NET ASSET VALUE, END OF PERIOD          $20.31                    $17.44                             $15.93
                                         -----                     -----                              -----
                                         -----                     -----                              -----
Total Return                             16.46%'D'                  9.48%                             49.16%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)           $51                      $270                               $204

Ratios to average daily net
 assets:
   Operating expenses                     1.91%@*                   1.91%@                             1.90%@
   Net investment income (loss)          (1.60%)*                  (1.52%)                            (1.41%)
   Decrease reflected in above
     operating expense ratios due
     to waivers/reimbursements            1.16%*                     .70%                               .75%
Portfolio Turnover Rate                  53.59%'D'                197.56%                            168.46%

                                     FOR THE PERIOD
                                   SEPTEMBER 29, 1995
                                    (COMMENCEMENT OF
                                      OPERATIONS)
                                        THROUGH
                                    OCTOBER 31, 1995
                                   ------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $10.00
                                          -----
   Income from Investment
     Operations:
   Net Investment Loss                       --
   Net Gain on Securities and
     Foreign Currency Related
     Items both (realized and
     unrealized)                           0.68
                                          -----
       Total from Investment
         Operations                        0.68
                                          -----
NET ASSET VALUE, END OF PERIOD           $10.68
                                          -----
                                          -----
Total Return                               6.80%'D'
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)             $1
Ratios to average daily net
 assets:
   Operating expenses                      2.15%*
   Net investment income (loss)             .09%*
   Decrease reflected in above
     operating expense ratios due
     to waivers/reimbursements             9.25%*
Portfolio Turnover Rate                   16.90%'D'

--------------------------------------------------------------------------------

 @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares net expense ratio by .01% for the six months ended April 30, 1998 and by .01% and .00% for the year or period ended October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.90% for the six months ended April 30, 1998, 1.90% and 1.90% for the year or period ended October 31, 1997 and 1996 respectively.
'D'  Non-annualized.
 *   Annualized.

                See Accompanying Notes to Financial Statements.
                                       60

WARBURG PINCUS SMALL COMPANY VALUE FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                             FOR THE SIX                               DECEMBER 29, 1995
                                             MONTHS ENDED          FOR THE              (COMMENCEMENT OF
                                            APRIL 30, 1998        YEAR ENDED          OPERATIONS) THROUGH
                                             (UNAUDITED)       OCTOBER 31, 1997         OCTOBER 31, 1996
                                            --------------     ----------------     ------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $18.65              $14.46                   $10.00
                                                 -----               -----                    -----
   Income from Investment Operations:
   Net Investment Loss                           (0.07)              (0.08)                   (0.02)
   Net Gain on Securities (both realized
     and unrealized)                              0.90                4.44                     4.48
                                                 -----               -----                    -----
       Total from Investment Operations           0.83                4.36                     4.46
                                                 -----               -----                    -----
   Less Distributions:
   Distributions from Realized Gains             (1.93)              (0.17)                      --
                                                 -----               -----                    -----
       Total Distributions                       (1.93)              (0.17)                      --
                                                 -----               -----                    -----
NET ASSET VALUE, END OF PERIOD                  $17.55              $18.65                   $14.46
                                                 -----               -----                    -----
                                                 -----               -----                    -----
Total Return                                      5.65%'D'           30.47%                   44.60'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                   $71                $255                       $5

Ratios to average daily net assets:
   Operating expenses                             2.01%@*             1.89%@                   1.97%@*
   Net investment loss                            (.83%)*             (.78%)                   (.52%)*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                        .33%*               .00%                    1.46%*
Portfolio Turnover Rate                          34.26%'D'          105.87%                   43.14%'D'

--------------------------------------------------------------------------------

 @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares net expense ratio by .01% for the six months ended April 30, 1998 and by .01% and .00% for the year or period ended October 31, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 2.00% for the six months ended April 30, 1998, 1.88% and 1.97% for the year or period ended October 31, 1997 and 1996 respectively.

'D'  Non-annualized.
 *   Annualized.

                See Accompanying Notes to Financial Statements.
                                       61

WARBURG PINCUS STRATEGIC VALUE FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                                               FOR THE SIX
                                                               MONTHS ENDED       JANUARY 9, 1997
                                                                APRIL 30,         (COMMENCEMENT OF
                                                                   1998         OPERATIONS) THROUGH
                                                               (UNAUDITED)        OCTOBER 31, 1997
                                                               ------------     --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $11.47               $10.13
                                                                   -----                -----
   Income from Investment Operations:
   Net Investment Income                                           (0.04)                0.02
   Net Gain on Securities (both realized and unrealized)            1.37                 1.32
                                                                   -----                -----
       Total from Investment Operations                             1.33                 1.34
                                                                   -----                -----
   Less Distributions:
   Dividends from Net Investment Income                               --                   --
   Distributions from Capital Gains                                (0.58)                  --
                                                                   -----                -----
       Total Distributions                                         (0.58)                  --
                                                                   -----                -----
NET ASSET VALUE, END OF PERIOD                                    $12.22               $11.47
                                                                   -----                -----
                                                                   -----                -----
Total Return                                                       12.10%'D'            13.23%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)                                      $0                   $0

Ratios to average daily net assets:
   Operating expenses                                               1.70%*               1.70%@*
   Net investment loss                                              (.45%)*              1.76%*
   Decrease reflected in above operating expense ratio due
     to waivers/reimbursements                                       .00%               12.76%*
Portfolio Turnover Rate                                            94.74%'D'           277.99%'D'

--------------------------------------------------------------------------------
 @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares net expense ratio by .00% for the six months ended April 30, 1998 and by .01% for the year or period ended October 31, 1997. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.70% for the six months ended April 30, 1998, and 1.69% for the year or period ended October 31, 1997.
'D' Non-annualized.
 *  Annualized.

                See Accompanying Notes to Financial Statements.
                                       62

WARBURG PINCUS GROWTH & INCOME FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                FOR THE SIX                                                         FOR THE PERIOD
                                MONTHS ENDED                                                         MAY 15, 1995
                                 APRIL 30,       FOR THE TWO     FOR THE YEARS ENDED AUGUST 31,     (COMMENCEMENT
                                    1998         MONTHS ENDED    -------------------------------    OF OPERATIONS)
                                (UNAUDITED)    OCTOBER 31, 1997      1997             1996        TO AUGUST 31, 1995
                                ------------   ----------------  -------------  ----------------  ------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                             $18.55           $18.42          $14.88           $16.38             $14.87
                                ------------         ------          ------           ------             ------
   Income from Investment
     Operations:
   Net Investment Income              0.05             0.01            0.07             0.08               0.02
   Net Gain (Loss) on
     Securities (both
     realized and unrealized)         2.84             0.14            3.55            (0.69)              1.53
                                ------------         ------          ------           ------             ------
       Total from Investment
         Operations                   2.89             0.15            3.62            (0.61)              1.56
                                ------------         ------          ------           ------             ------
   Less Distributions:
   Dividends from Net
     Investment Income               (0.04)           (0.02)          (0.08)           (0.07)             (0.05)
   Distribution from Realized
     Gains                           (2.95)              --              --            (0.81)                --
                                ------------         ------          ------           ------             ------
       Total Distributions           (2.99)           (0.02)          (0.08)           (0.89)             (0.05)
                                ------------         ------          ------           ------             ------
NET ASSET VALUE, END OF PERIOD      $18.45           $18.55          $18.42           $14.88             $16.38
                                ------------         ------          ------           ------             ------
                                ------------         ------          ------           ------             ------
Total Returns                        18.03%'D'          .81%'D'       24.37%           (3.92%)            10.49%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
 (000)                            $111,666         $ 87,929         $84,867         $ 79,565           $ 56,902

Ratios to average daily net
 assets:
   Operating expenses                 1.56%*@          1.58%@*         1.54%@           1.59%@             1.92%*
   Net investment income               .50%*            .35%*           .43%             .28%               .43%*
   Decrease reflected in above
     operating expense ratios
     due to
     waivers/reimbursements            .00%             .00%            .00%             .00%               .00%
Portfolio Turnover Rate              39.48%'D'           19%'D'         148%              94%               109%*

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares net expense ratio by .01% for the six months ended April 30, 1998. The Advisor Shares' operating expense ratio after reflecting these arrangements was 1.55% for the six months ended April 30, 1998. There was no effect to any prior period's expense ratio.
'D' Non-annualized.
*   Annualized.

                See Accompanying Notes to Financial Statements.
                                       63

WARBURG PINCUS BALANCED FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                FOR THE SIX                                                         FOR THE PERIOD
                                MONTHS ENDED                                                        JULY 31, 1995
                                 APRIL 30,       FOR THE TWO      FOR THE YEAR ENDED AUGUST 31,     (COMMENCEMENT
                                    1998         MONTHS ENDED    -------------------------------    OF OPERATIONS)
                                (UNAUDITED)    OCTOBER 31, 1997       1997             1996       TO AUGUST 31, 1995
                                ------------   ----------------  ---------------  --------------  ------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                            $14.37           $14.22            $11.94          $11.13            $10.72
                                    -----            -----             -----           -----             -----
   Income From Investment
     Operations:
   Net Investment Income             0.09             0.03             (0.02)           0.37              0.01
   Net Gain on Securities and
     Foreign Currency Related
     Items (both realized and
     unrealized)                     1.05             0.15              2.68            0.68              0.39
                                    -----            -----             -----           -----             -----
       Total from Investment
        Operations                   1.14             0.18              2.65            1.05              0.41
                                    -----            -----             -----           -----             -----
   Less Distributions:
   Dividends from Net
     Investment Income              (0.11)           (0.04)            (0.22)          (0.09)               --
   Distributions from Realized
     Gains                          (1.29)              --             (0.15)          (0.15)               --
                                    -----            -----             -----           -----             -----
       Total Distributions          (1.40)           (0.04)            (0.37)          (0.24)               --
                                    -----            -----             -----           -----             -----
NET ASSET VALUE, END OF PERIOD     $14.11           $14.37            $14.22          $11.94            $11.13
                                    -----            -----             -----           -----             -----
                                    -----            -----             -----           -----             -----
Total Returns                        8.96%'D'         1.30%'D'         22.66%           9.56%             3.82%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period
 (000)                               $181             $158              $149             $12                $1

Ratios to average daily net
 assets:
   Operating expenses                1.61%*@          1.60%@*           1.60%@          1.71%@            1.76%*
   Net investment income             1.27%*           1.13%*            1.53%          (4.11%)            2.00%*
   Decrease reflected in above
     operating expense ratios
     due to
     waivers/reimbursements          1.24%*           1.35%*            1.21%         203.35%           626.71%*
Portfolio Turnover Rate             68.89%'D'           15%'D'           120%            108%              107%'D'

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Advisor Shares net expense ratio by .01% for the six months ended April 30, 1998. The Advisor Shares' operating expense ratio after reflecting these arrangements was 1.60% for the six months ended April 30, 1998. There was no effect to any prior period's expense ratio.
'D'  Non-annualized.
 *   Annualized.

                See Accompanying Notes to Financial Statements.
                                       64

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
April 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
   The Warburg Pincus Domestic Equity Funds (the 'Funds') are comprised of Warburg Pincus Capital Appreciation Fund (the 'Capital Appreciation Fund'), Warburg Pincus Post-Venture Capital Fund (the 'Post-Venture Capital Fund'), Warburg Pincus Small Company Value Fund (the 'Small Company Value Fund'), Warburg Pincus Strategic Value Fund (the 'Strategic Value Fund'), Warburg Pincus Growth & Income Fund (the 'Growth & Income Fund') and the Warburg Pincus Balanced Fund (the 'Balanced Fund') which are registered under the Investment Company Act of 1940, as amended (the '1940 Act'), as diversified, open-end management investment companies, and Warburg Pincus Emerging Growth Fund (the 'Emerging Growth Fund') which is registered under the 1940 Act as a non-diversified, open-end management investment company.

   Investment objectives for each Fund are as follows: the Capital Appreciation Fund and and the Small Company Value Fund seek long-term capital appreciation; the Emerging Growth Fund seeks maximum capital appreciation; the Post-Venture Capital Fund seeks long-term growth of capital; the Strategic Value Fund seek capital appreciation; the Growth & Income Fund seeks long-term growth of capital and income and a reasonable current return; the Balanced Fund seeks maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital.

   Each Fund offers two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. Common and Advisor Shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Shares for the Post-Venture Capital Fund, the Small Company Value Fund, the Strategic Value Fund and the Balanced Fund bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding Common Shares. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. Advisor Shares are currently bearing expenses of .50% of average daily net assets.

   The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked price. In the absence of market quotations, investments are generally valued at fair value as

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D) determined by or under the direction of the Fund's Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

   The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

   Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, shareholder servicing fees and transfer agent fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

   Dividends from net investment income, if any, are declared and paid annually (except with respect to the Growth & Income Fund and the Balanced Fund which dividends, if any, are paid quarterly). Distributions of net realized capital gains, if any, are declared and paid annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

   No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

   Costs incurred in connection with organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Fund commenced its operations.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

   The Funds, together with other funds advised by Warburg Pincus Asset Management, Inc., the Funds' investment adviser ('Warburg') (collectively, the 'Warburg Funds'), have established committed and uncommitted lines of credit facilities with PNC Bank, National Association ('PNC') and an uncommitted line of credit facility with Deutsche Bank, AG ('Deutsche Bank') for temporary or emergency purposes primarily relating to unanticipated fund share redemptions. Effective December 31, 1997, the terms of the committed line of credit with PNC was amended. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a commitment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the Uncommitted lines of credit, the Warburg funds will pay interest on borrowings at the banks base rate plus .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of
(a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any Fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an 'International Fund') and twenty-five percent (25%) of the assets of any Fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. Aggregate borrowings for each fund under the uncommitted line of credit facility with Deutsche Bank may not exceed thirty-three and one-third percent (33 1/3%) of the net assets of such fund. During the six months ended April 30, 1998, the following fund had borrowings under the line of credit agreement:

                       AVERAGE DAILY          AVERAGE          MAXIMUM DAILY       LOAN OUTSTANDING
       FUND             LOAN BALANCE      INTEREST RATE %     LOAN OUTSTANDING       AT 04/30/98
-------------------    --------------     ---------------     ----------------     ----------------

Post-Venture
 Capital                  $ 91,967              6.18             $2,659,000               $0

   Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Fund, along with other Warburg Funds, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities, pledged as collateral for repurchase agreements, are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the counterparty to the agreement, retention of the collateral may be subject to legal proceedings.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONT'D) date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the transfer agent expense. For the six months ended April 30, 1998, the Funds received credits or reimbursements under this arrangement as follows:

                              FUND                                  AMOUNT
----------------------------------------------------------------    -------
Capital Appreciation                                                $16,769
Emerging Growth                                                      50,312
Post-Venture Capital                                                  2,613
Small Company Value                                                   4,975
Strategic Value                                                         298
Growth & Income                                                      19,092
Balanced                                                                974


2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR
   Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Fund's investment adviser. For its advisory services, Warburg is entitled to receive the following fees based on each Fund's average daily net assets:

                    FUND                                     ANNUAL RATE
---------------------------------------------    -----------------------------------
Capital Appreciation                                .70% of average daily net assets
Emerging Growth                                     .90% of average daily net assets
Post-Venture Capital                               1.25% of average daily net assets
Small Company Value                                1.00% of average daily net assets
Strategic Value                                    1.00% of average daily net assets
Growth & Income                                     .75% of average daily net assets
Balanced                                            .90% of average daily net assets

   For the six months ended April 30, 1998, investment advisory fees, voluntary waivers and reimbursements were as follows:

                                       GROSS                            NET             EXPENSE
              FUND                  ADVISORY FEE       WAIVER       ADVISORY FEE     REIMBURSEMENT
--------------------------------    ------------     ----------     ------------     -------------
Capital Appreciation                 $2,352,714      $        0       2,352,714        $       0
Emerging Growth                       9,138,272               0       9,138,272                0
Post-Venture Capital                    645,521        (271,170)        374,351             (371)
Small Company Value                     946,741              (0)        946,741             (319)
Strategic Value                          59,705         (59,705)              0          (19,856)
Growth & Income                       2,885,985               0       2,885,985                0
Balanced                                177,539         (95,532)         82,007             (496)

   Abbott Capital Management, LLC ('Abbott') serves as sub-investment adviser for the Post-Venture Capital Fund's assets invested in U.S. or foreign private limited partnerships or other investment funds ('Private Fund Investments'). From its investment advisory fee, Warburg pays Abbott a quarterly fee at the annual rate of 1.00% of the Fund's value of Private Fund Investments as of the end of each calendar quarter. No compensation is paid

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------
by the Post-Venture Capital Fund to Abbott for its sub-investment advisory services.

   Counsellors Funds Service, Inc. ('CFSI'), a wholly-owned subsidiary of Warburg, and PFPC Inc. ('PFPC'), an indirect, wholly-owned subsidiary of PNC Bank Corp. ('PNC'), serve as each Fund's co-administrators. For administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the six months ended April 30, 1998, administrative services fees earned by CFSI were as follows:

                         FUND                             CO-ADMINISTRATION FEE
------------------------------------------------------    ---------------------
Capital Appreciation                                           $   336,102
Emerging Growth                                                  1,015,364
Post-Venture Capital                                                51,642
Small Company Value                                                 94,674
Strategic Value                                                      5,971
Growth & Income                                                    384,798
Balanced                                                            19,727

   For administrative services, PFPC currently receives a fee calculated at an annual rate of .10% on each Fund's first $500 million in average daily net assets, .075% on the next $1 billion in average daily net assets and .05% of average daily net assets in excess of $1.5 billion (for the Growth & Income Fund and the Balanced Fund, .15% of each Fund's first $500 million of average daily net assets, .10% of the next $1 billion and .05% of each Fund's average daily net assets over $1.5 billion).

   For the six months ended April 30, 1998, administrative service fees earned and voluntarily waived by PFPC (including out-of-pocket) were as follows:

                                                                                       NET
               FUND                    CO-ADMINISTRATION FEE      WAIVER      CO-ADMINISTRATION FEE
-----------------------------------    ---------------------     --------     ---------------------
Capital Appreciation                         $ 314,063           $      0           $ 314,063
Emerging Growth                                755,627                  0             755,627
Post-Venture Capital                            52,213                  0              52,213
Small Company Value                             94,674                  0              94,674
Strategic Value                                  6,227             (5,970)                257
Growth & Income                                508,771                  0             508,771
Balanced                                        34,480            (29,590)              4,890

   Counsellors Securities Inc. ('CSI'), also a wholly-owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the Capital Appreciation Fund, the Emerging Growth Fund or the Growth & Income Fund to CSI for distribution services. For its distribution services, CSI receives a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Post-Venture Capital Fund, the Small Company Value Fund, the Strategic Value Fund and the Balanced Fund pursuant to a shareholder servicing and distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For its shareholder servicing and distribution services, CSI receives a fee at an annual rate of .50%, respectively, of the average daily net assets of each Funds' Advisor Shares

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------
2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR (CONT'D) pursuant to distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For the six months ended April 30, 1998, shareholder servicing and distribution fees earned by CSI were as follows:

                                           SHAREHOLDER SERVICING/
                 FUND                         DISTRIBUTION FEE
---------------------------------------    ----------------------
Capital Appreciation
   Advisor Shares                                $   88,098
                                                -----------
                                                -----------
Emerging Growth
   Advisor Shares                                $1,044,459
                                                -----------
                                                -----------
Post-Venture Capital
   Common Shares                                 $  128,960
   Advisor Shares                                       288
                                                -----------
                                                 $  129,248
                                                -----------
                                                -----------
Small Company Value
   Common Shares                                 $  236,441
   Advisor Shares                                       488
                                                -----------
                                                 $  236,929
                                                -----------
                                                -----------
Strategic Value
   Common Shares                                 $   14,926
                                                -----------
                                                -----------
Growth & Income
   Advisor Shares                                $  243,223
                                                -----------
                                                -----------
Balanced
   Common Shares                                 $   49,112
   Advisor Shares                                       409
                                                -----------
                                                 $   49,521
                                                -----------
                                                -----------

3. INVESTMENTS IN SECURITIES
   For the six months ended April 30, 1998, purchases and sales of investment securities (excluding short-term investments) were as follows:

                      FUND                           PURCHASES          SALES
------------------------------------------------    ------------     ------------
Capital Appreciation                                $598,072,963     $567,190,279
Emerging Growth                                      797,270,596      777,088,432
Post-Venture Capital                                  54,626,335       76,322,802
Small Company Value                                   62,204,994      123,272,320
Strategic Value                                        9,102,984       12,405,328
Growth & Income                                      289,864,334      282,212,546
Balanced                                              27,339,972       25,778,650

   At April 30, 1998, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                                                                                 NET UNREALIZED
                                         UNREALIZED          UNREALIZED           APPRECIATION
              FUND                      APPRECIATION        DEPRECIATION         (DEPRECIATION)
---------------------------------       ------------        -------------        --------------
Capital Appreciation                    $179,034,494        $  (3,110,001)        $175,924,493
Emerging Growth                          706,753,920          (19,651,639)         687,102,281
Post-Venture Capital                      28,611,504             (931,496)          27,680,008
Small Company Value                       36,415,603           (2,694,829)          33,720,774
Strategic Value                            1,506,445              (92,813)           1,413,632
Growth & Income                          166,766,867           (3,892,719)         162,874,148
Balanced                                   6,303,820             (437,755)           5,866,065

   For the six months ended April 30, 1998, sales of the Small Company Value Fund included $11,231,694 of investment securities delivered to shareholders in exchange for 596,626 Common Shares resulting in a gain of $1,627,952. For the six months ended April 30, 1998, sales of the Growth & Income Fund included $21,327,345 of investment securities delivered to shareholders for 1,337,976 Common Shares resulting in a gain of $811,970.

4. RESTRICTED SECURITIES
   Certain Funds' investments are restricted as to resale and are valued as determined by or under the direction of each Fund's Board. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of April 30, 1998, share value of the securities and percent of net assets which the securities comprise.

                                                                                                             PERCENTAGE
                                                          SECURITY ACQUISITION                   MARKET        OF NET
         FUND                 SECURITY DESCRIPTION         TYPE      DATE(S)        COST          VALUE        ASSETS
----------------------  --------------------------------  -------  -----------   -----------   -----------   ----------
EMERGING GROWTH FUND
                        Dealer Solutions Holdings, Inc.   Preferred  04/29/98    $ 5,000,000   $ 5,000,000      0.22%
                        Dealer Solutions Holdings, Inc.   Warrants   04/29/02              0             0      0.00
                        Network Event Theater, Inc.       Common     02/06/98      4,000,000     4,000,000      0.18
                        New York Restaurant Group, Inc.   Common     10/30/97      3,249,985     3,249,985      0.14
                        Opal Concepts Inc. Series B       Preferred  08/31/95      2,000,000     1,999,999      0.09
                        Radical Entertainment Holdings    Common     10/06/97      2,500,000     2,500,000      0.11
                        Stratasys, Inc.                   Warrants   10/31/95              0             0      0.00
                        Women First Healthcare, Inc.      Preferred  01/08/98        750,000       750,000      0.03
                                                                                 -----------   -----------      ----
                                                                                 $17,499,985   $17,499,984      0.77%
                                                                                 -----------   -----------      ----
                                                                                 -----------   -----------      ----
POST-VENTURE CAPITAL
 FUND
                        New York Restaurant Group, Inc.   Common     10/30/97    $   749,998   $   749,998      0.71%
                                                                                 -----------   -----------      ----
                                                                                 -----------   -----------      ----
SMALL COMPANY VALUE
                        EA Industries, Inc.               Warrants   03/31/98    $   110,438   $   110,438      0.07%
                                                                                 -----------   -----------      ----
                                                                                 -----------   -----------      ----

5. FORWARD FOREIGN CURRENCY CONTRACTS
   Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts primarily for hedging purposes.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------
5. FORWARD FOREIGN CURRENCY CONTRACTS (CONT'D)
Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At April 30, 1998, there were no open forward foreign currency contracts.

6. FUTURES CONTRACTS
   Each Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, a Fund is required to make a deposit of an initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by a Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and a Fund's basis in the contract. Risks of enterings into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. At April 30, 1998, there were no open futures contracts.

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

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                                       73

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS
   The Capital Appreciation Fund is authorized to issue three billion of full and fractional shares of beneficial interest, $.001 par value per share, of which one billion shares are classified as Advisor Shares. The Emerging Growth Fund, the Post-Venture Capital Fund, the Small Company Value Fund, and the Strategic Value Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares of each Fund (two billion shares for the Growth & Income Fund and Balanced Fund) are designated as the Advisor Shares.

   Transactions in shares of each Fund were as follows:

                                                  CAPITAL APPRECIATION FUND
                                   COMMON SHARES                            ADVISOR SHARES
                        ------------------------------------     ------------------------------------
                         FOR THE SIX            FOR THE           FOR THE SIX            FOR THE
                         MONTHS ENDED         YEAR ENDED          MONTHS ENDED         YEAR ENDED
                        APRIL 30, 1998        OCTOBER 31,        APRIL 30, 1998        OCTOBER 31,
                         (UNAUDITED)             1997             (UNAUDITED)             1997
                        --------------     -----------------     --------------     -----------------
Shares sold                 5,230,293           11,782,145             127,685             606,375
Shares issued to
 shareholders on
 reinvestment of
 dividends                  5,891,863            2,594,315             343,403             149,768
Shares redeemed            (5,251,246)          (9,249,789)           (334,500)           (416,279)
                        --------------     ---------------      --------------     ---------------
Net increase
 (decrease) in
 shares outstanding         5,870,911            5,126,671             136,587             339,864
                        -------------     ----------------      --------------     ---------------
                        -------------     ----------------      --------------     ---------------
Proceeds from sale
 of shares              $ 102,518,967        $ 219,247,482        $  2,471,479         $11,073,615
Reinvested dividends      105,110,845           43,039,712           6,054,188           2,462,189
Net asset value of
 shares redeemed         (103,973,027)        (169,218,861)        (6,628,098)          (7,731,529)
                        -------------     ----------------     --------------     ---------------
Net increase
 (decrease) from
 capital share
 transactions           $ 103,656,785        $  93,068,333        $  1,897,569         $ 5,804,275
                        -------------     ----------------      --------------     ---------------
                        -------------     ----------------      --------------     ---------------
                                                    EMERGING GROWTH FUND
                                   COMMON SHARES                            ADVISOR SHARES
                        ------------------------------------     ------------------------------------
                         FOR THE SIX            FOR THE           FOR THE SIX            FOR THE
                         MONTHS ENDED         YEAR ENDED          MONTHS ENDED         YEAR ENDED
                        APRIL 30, 1998        OCTOBER 31,        APRIL 30, 1998        OCTOBER 31,
                         (UNAUDITED)             1997             (UNAUDITED)             1997
                        --------------     -----------------     --------------     -----------------
Shares sold                11,286,713           19,332,805             909,928           2,777,965
Shares issued to
 shareholders on
 reinvestment of
 dividends                  2,487,833               69,725             739,355             25,320
Shares redeemed            (8,823,310)         (14,870,553)         (3,102,762)        (2,261,139)
                        -------------      ---------------      --------------     --------------
Net increase
 (decrease) in
 shares outstanding         4,951,237            4,531,977          (1,453,479)            42,146
                        -------------      ---------------      --------------     --------------
                        -------------      ----------------     --------------     --------------
Proceeds from sale
 of shares              $ 448,260,641        $ 685,993,625       $  35,152,367      $  95,536,933
Reinvested dividends       89,263,454            2,254,198          25,692,573            797,591
Net asset value of
 shares redeemed         (348,656,249)        (518,210,531)       (118,757,780)       (72,595,870)
                        -------------      ---------------      --------------     --------------
Net increase
 (decrease) from
 capital share
 transactions           $ 188,867,846        $ 170,037,292       $ (57,912,840)     $  23,738,654
                        -------------      ---------------      --------------     --------------
                        -------------      ---------------      --------------     --------------

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                                       POST-VENTURE CAPITAL FUND
                        COMMON SHARES                            ADVISOR SHARES
             ------------------------------------     ------------------------------------
              FOR THE SIX            FOR THE           FOR THE SIX            FOR THE
              MONTHS ENDED         YEAR ENDED          MONTHS ENDED         YEAR ENDED
             APRIL 30, 1998        OCTOBER 31,        APRIL 30, 1998        OCTOBER 31,
              (UNAUDITED)             1997             (UNAUDITED)             1997
             --------------     -----------------     --------------     -----------------
                 1,097,440            4,136,567              1,485               3,331
                         0                    0                  0                   0
                (2,157,348)          (8,215,079)           (14,463)               (675)
             -------------      ---------------         ----------            --------
                (1,059,908)          (4,078,512)           (12,978)              2,656
             -------------      ---------------         ----------            --------
             -------------      ---------------         ----------            --------
              $ 20,678,560        $  67,826,803         $   26,495           $  54,436
                         0                    0                  0                   0
               (39,766,810)        (133,261,256)          (242,499)            (10,771)
             -------------     ----------------         ----------           ---------
              $(19,088,250)       $ (65,434,453)        $ (216,004)          $  43,665
             --------------     ---------------         ----------           ---------
             --------------     ---------------         ----------           ---------

                                                  SMALL COMPANY VALUE FUND
                                   COMMON SHARES                            ADVISOR SHARES
                        ------------------------------------     ------------------------------------
                         FOR THE SIX            FOR THE           FOR THE SIX            FOR THE
                         MONTHS ENDED         YEAR ENDED          MONTHS ENDED         YEAR ENDED
                        APRIL 30, 1998        OCTOBER 31,        APRIL 30, 1998        OCTOBER 31,
                         (UNAUDITED)             1997             (UNAUDITED)             1997
                        --------------     -----------------     --------------     -----------------

                            2,035,143          15,162,610              7,741              502,401
                            1,261,331              73,225              1,980                    4
                           (5,819,081)         (9,160,818)           (19,305)            (489,074)
                        -------------      --------------            -------       --------------
                           (2,522,607)          6,075,017             (9,585)              13,331
                        -------------      --------------            -------       --------------
                        -------------      --------------            -------       --------------
                        $  34,860,483       $ 250,655,885          $ 136,905          $ 7,762,145
                           19,941,713           1,093,260             31,064                   56
                         (100,860,185)       (153,324,594)          (307,365)          (8,325,563)
                        -------------      --------------            -------       --------------
                        $ (46,057,989)      $  98,424,551         $ (139,396)         $  (563,362)
                        -------------      --------------            -------       --------------
                        -------------      --------------            -------       --------------

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS (CONT'D)

                                            STRATEGIC VALUE FUND
                     -------------------------------------------------------------------
                              COMMON SHARES                      ADVISOR SHARES
                     --------------------------------   --------------------------------
                                     FOR THE PERIOD                     FOR THE PERIOD
                      FOR THE SIX   DECEMBER 31, 1996    FOR THE SIX    JANUARY 9, 1997
                     MONTHS ENDED   (COMMENCEMENT OF    MONTHS ENDED   (COMMENCEMENT OF
                       APRIL 30,       OPERATIONS)        APRIL 30,       OPERATIONS)
                         1998        THROUGH OCTOBER        1998        THROUGH OCTOBER
                      (UNAUDITED)       31, 1997         (UNAUDITED)       31, 1997
                     -------------  -----------------   -------------  -----------------
Shares sold               121,316        1,389,517             0              5,938
Shares issued to
 shareholders on
 reinvestment of
 dividends                 61,879                0             1                  0
Shares redeemed          (464,734)        (353,205)            0             (5,923)
                     ------------   --------------            ---            ------
Net increase
 (decrease) in
 shares outstanding      (281,539)       1,036,312             1                 15
                     ------------   --------------            ---            ------
                     ------------   --------------            ---            ------
Proceeds from sale
 of shares            $ 1,417,306      $14,726,411           $ 0            $60,026
Reinvested dividends      687,474                0             6                  0
Net asset value of
 shares redeemed       (5,659,583)      (3,945,392)            0            (63,017)
                     ------------   --------------            ---            ------
Net increase
 (decrease) from
 capital share
 transactions         $(3,554,803)     $10,781,019           $ 6            $(2,991)
                     ------------   --------------           ---             ------
                     ------------   --------------           ---             ------

                                                             GROWTH & INCOME FUND
                     -----------------------------------------------------------------------------------------------------
                                       COMMON SHARES                                      ADVISOR SHARES
                     -------------------------------------------------   -------------------------------------------------
                     FOR THE SIX                                         FOR THE SIX
                     MONTHS ENDED                                        MONTHS ENDED
                      APRIL 30,       FOR THE TWO       FOR THE YEAR      APRIL 30,       FOR THE TWO       FOR THE YEAR
                         1998        MONTHS ENDED          ENDED             1998        MONTHS ENDED          ENDED
                     (UNAUDITED)   OCTOBER 31, 1997   AUGUST 31, 1997    (UNAUDITED)   OCTOBER 31, 1997   AUGUST 31, 1997
                     ------------  -----------------  ----------------   ------------  -----------------  ----------------
Shares sold            11,658,968       2,174,608          16,219,671      1,006,814          197,822            739,244
Shares issued to
 shareholders on
 reinvestment of
 dividends              5,985,106          62,949             261,793        896,384           4,665              20,096
Shares redeemed        (7,732,285)     (2,073,583)        (32,720,263)      (588,809)        (70,415)         (1,497,975)
                     ------------   -------------     ---------------   ------------      -----------     --------------
Net increase
 (decrease) in
 shares outstanding     9,911,789         163,974         (16,238,799)     1,314,389          132,072           (738,635)
                     ------------   -------------     ---------------   ------------      -----------     --------------
                     ------------   -------------     ---------------   ------------      -----------     --------------
Proceeds from sale
 of shares           $205,789,602     $41,615,463      $  263,366,857    $17,522,196      $ 3,793,455       $ 12,646,588
Reinvested dividends   96,298,490       1,219,324           4,211,791     14,411,181           90,322            348,935
Net asset value of
 shares redeemed     (135,216,250)    (39,147,600)       (508,011,387)    (9,810,477)      (1,340,222)       (23,301,120)
                     ------------   -------------     ---------------   ------------      -----------     --------------
Net increase
 (decrease) from
 capital share
 transactions        $166,871,842     $ 3,687,187      $ (240,432,739)   $22,122,899      $ 2,543,555       $(10,305,597)
                     ------------  --------------     ---------------   ------------      -----------     --------------
                     ------------  --------------     ---------------   ------------      -----------     --------------
                                                                 BALANCED FUND
                     -----------------------------------------------------------------------------------------------------
                                       COMMON SHARES                                      ADVISOR SHARES
                     -------------------------------------------------   -------------------------------------------------

                     FOR THE SIX                                         FOR THE SIX
                     MONTHS ENDED                                        MONTHS ENDED
                      APRIL 30,       FOR THE TWO       FOR THE YEAR      APRIL 30,       FOR THE TWO       FOR THE YEAR
                         1998        MONTHS ENDED          ENDED             1998        MONTHS ENDED          ENDED
                     (UNAUDITED)   OCTOBER 31, 1997   AUGUST 31, 1997    (UNAUDITED)   OCTOBER 31, 1997   AUGUST 31, 1997
                     ------------  -----------------  ----------------   ------------  -----------------  ----------------
Shares sold              537,142          152,757          1,550,047          4,136            1,762            10,558
Shares issued to
 shareholders on
 reinvestment of
 dividends               287,403            8,126             80,179          1,259               26               146
Shares redeemed         (576,716)        (231,496)        (1,480,328)        (3,532)          (1,313)           (1,184)
                     -----------   --------------   ----------------       --------        ---------         ---------
Net increase
 (decrease) in
 shares outstanding      247,829          (70,613)           149,898          1,863              475             9,520
                     ------------  --------------     ----------------     --------        ---------         ---------
                     ------------  --------------     ----------------     --------        ---------         ---------
Proceeds from sale
 of shares            $7,248,784      $ 2,259,503       $ 19,842,484       $ 56,409        $  25,967          $134,935
Reinvested dividends   3,684,251          121,653          1,012,371         16,121              385             1,868
Net asset value of
 shares redeemed      (7,869,191)      (3,443,737)       (19,105,605)       (46,796)         (19,172)          (15,173)
                     -----------   --------------     --------------     --------         ----------        ----------
Net increase
 (decrease) from
 capital share
 transactions         $3,063,845      $(1,062,581)      $  1,749,250       $ 25,733        $   7,180          $121,630
                     ------------  --------------     ----------------     --------        ---------         ---------
                     ------------  --------------     ----------------     --------        ---------         ---------

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                                       77


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WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

8. LIABILITIES
   At April 30, 1998, each Fund had the following liabilities:

                          CAPITAL         EMERGING       POST-VENTURE
                        APPRECIATION       GROWTH           CAPITAL
                            FUND            FUND             FUND
                        ------------     -----------     -------------
Payable for
 securities
 purchased (at
 value)                 $ 11,788,139     $17,053,694       $ 252,277
Investment advisory
 fee payable                 424,615       1,677,378          64,805
Administrative
 services fees
 payable                      60,659         186,375           8,746
Distribution fees
 payable                           0               0          21,855
Fund shares redeemed
 payable                           0       4,011,194               0
                        ------------     -----------     -----------
                        $ 12,273,413     $22,928,641       $ 347,683
                        ------------     -----------     -----------
                        ------------     -----------     -----------

9. NET ASSETS
   At April 30, 1998, capital contributions, undistributed net investment income, and accumulated net realized gain/(loss) on security transactions have been adjusted for current period permanent book/tax differences. The Emerging Growth Fund, Post-Venture Capital Fund, and the Small Company Value Fund reclassified $4,357,857, $670,767, and $437,191, respectively, from accumulated net investment loss to capital contribution. The Strategic Value Fund, and the Balanced Fund reclassified $11,163 and $10,726, respectively, from net investment loss to capital contributions. The Strategic Value Fund reclassified offering costs of $19,571, from accumulated net investment loss to capital contributions. The Growth and Income Fund and the Balanced Fund reclassified $4,660 and $2,769, respectively, from accumulated net realized gain/loss from foreign currency related items to undistributed net investment income/loss.

   Net Assets at April 30, 1998 consisted of the following:

                          CAPITAL           EMERGING        POST-VENTURE
                        APPRECIATION         GROWTH            CAPITAL
                            FUND              FUND              FUND
                        ------------     --------------     -------------
Capital contributed,
 net                    $523,615,297     $1,513,099,859     $  73,504,756
Undistributed net
 investment income           381,810                  0                 0
Accumulated net
 realized gain
 (loss) from
 security
 transactions             36,522,062         78,706,547         4,753,490
Net unrealized
 appreciation
 (depreciation) from
 investments and
 foreign currency
 related items           176,989,999        687,884,559        27,772,094
                        ------------     --------------     -------------
Net assets              $737,509,168     $2,279,690,965     $ 106,030,340
                        ------------     --------------     -------------
                        ------------     --------------     -------------

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                        SMALL COMPANY     STRATEGIC
                            VALUE           VALUE        GROWTH & INCOME      BALANCED
                            FUND             FUND             FUND              FUND
                        -------------     ----------     ---------------     ----------
                         $ 1,101,375       $ 47,495        $ 8,301,715       $1,591,343
                             144,656              0            552,608           13,614
                              14,466            832             73,681            3,415
                              36,149          2,079                  0            8,500
                                   0              0                  0                0
                        -------------     ----------     ---------------     ----------
                         $ 1,296,646       $ 50,406        $ 8,928,004       $1,616,872
                        -------------     ----------     ---------------     ----------
                        -------------     ----------     ---------------     ----------

                        SMALL COMPANY     STRATEGIC
                            VALUE           VALUE        GROWTH & INCOME      BALANCED
                            FUND             FUND             FUND              FUND
                        -------------     ----------     ---------------     -----------
                        $125,884,601      $7,194,963      $ 701,747,393      $33,311,265
                                   0               0             19,228                0
                           6,829,768         777,570         34,618,610        2,170,569

                          33,742,429       1,413,631        162,969,604        5,863,443
                        -------------     ----------     ---------------     -----------
                        $166,456,798      $9,386,164      $ 899,354,835      $41,345,277
                        -------------     ----------     ---------------     -----------
                        -------------     ----------     ---------------     -----------

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

10. CAPITAL LOSS CARRYOVER

   At April 30, 1998, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                        CAPITAL LOSS CARRYOVER
                              EXPIRING IN
                        -----------------------     TOTAL CAPITAL
        FUND               2004          2005       LOSS CARRYOVER
--------------------    ----------     --------     --------------

Post-Venture Capital    $2,519,692     $      0       $2,519,692

11. YEAR 2000 COMPLIANCE

   Many services provided to the Funds and their shareholders by Warburg and certain of its affiliates (the 'Warburg Service Providers') and the Funds' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the 'Year 2000 Issue'). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

   The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Funds' investments or on global markets or economies, generally. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Issue than major U.S. entities, which could adversely effect the Funds' foreign investments.

   The Warburg Service Providers anticipate that their systems and those of the Funds' other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Funds' other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

12. OTHER FINANCIAL HIGHLIGHTS

   Each Fund currently offers one other class of shares, Common Shares, representing equal pro rata interests in each of the respective Warburg Pincus Equity Funds. The financial highlights for a Common Share of each Fund are as follows:

                                                         CAPITAL APPRECIATION FUND
                                  ------------------------------------------------------------------------
                                                               COMMON SHARES
                                  ------------------------------------------------------------------------
                                  FOR THE SIX
                                  MONTHS ENDED
                                   APRIL 30,                    FOR THE YEAR ENDED OCTOBER 31,
                                      1998          ------------------------------------------------------
                                  (UNAUDITED)        1997        1996        1995        1994        1993
                                  ------------      ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF
 PERIOD                              $21.09         $17.95      $16.39      $14.29      $15.32      $13.30
                                      -----         ------      ------      ------      ------      ------
   Income from Investment
     Operations:
   Net Investment Income               0.01           0.11        0.08        0.04        0.04        0.05
   Net Gain on Securities
     (both realized and
     unrealized)                       3.57           4.93        3.53        3.08        0.17        2.78
                                      -----         ------      ------      ------      ------      ------
       Total from Investment
         Operations                    3.58           5.04        3.61        3.12        0.21        2.83
                                      -----         ------      ------      ------      ------      ------
   Less Distributions:
   Dividends from Net
     Investment Income                (0.08)         (0.10)      (0.01)      (0.04)      (0.05)      (0.05)
   Distributions from Realized
     Gains                            (3.81)         (1.80)      (2.04)      (0.98)      (1.19)      (0.76)
                                      -----         ------      ------      ------      ------      ------
       Total Distributions            (3.89)         (1.90)      (2.05)      (1.02)      (1.24)      (0.81)
                                      -----         ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD       $20.78         $21.09      $17.95      $16.39      $14.29      $15.32
                                      -----         ------      ------      ------      ------      ------
                                      -----         ------      ------      ------      ------      ------
Total Return                          20.03%'D'      30.98%      24.67%      24.05%       1.65%      22.19%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period
 (000s)                             $700,635      $587,091    $407,707    $235,712    $159,346    $159,251

Ratios to average daily net
 assets:
   Operating expenses                   .98%*@        1.01%@      1.04%@      1.12%       1.05%       1.01%
   Net investment income                .17%*          .54%        .59%        .31%        .26%        .30%
   Decrease reflected in above
     operating expense ratios
     due to
     waivers/reimbursements             .00%           .00%        .00%        .00%        .01%        .00%
Portfolio Turnover Rate               87.83%'D'     238.11%     170.69%     146.09%      51.87%      48.26%

--------------------------------------------------------------------------------

'D' Non-annualized.
 *  Annualized.
 @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares net expense ratio by .00% for the six months ended April 30, 1998 and by .01% and .01% for the year or period ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were .98% for the six months ended April 30, 1998, 1.00% and 1.03% for the year or period ended October 31, 1997 and 1996 respectively.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

12. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                        EMERGING GROWTH FUND
                             --------------------------------------------------------------------------
                                                           COMMON SHARES
                             --------------------------------------------------------------------------
                              FOR THE SIX
                              MONTHS ENDED                   FOR THE YEAR ENDED OCTOBER 31,
                             APRIL 30, 1998      ------------------------------------------------------
                              (UNAUDITED)         1997        1996        1995        1994        1993
                             --------------      ------      ------      ------      ------      ------
NET ASSET VALUE, BEGINNING OF PERIOD     $39.66  $32.80      $29.97      $22.38      $23.74      $18.28
                                  -----          ------      ------      ------      ------      ------
   Income from Investment
     Operations:
   Net Investment Loss            (0.02)          (0.19)      (0.02)      (0.05)      (0.06)      (0.10)
   Net Gain on Securities
     (both realized and
     unrealized)                   5.56            7.12        4.60        7.64        0.06        5.93
                                  -----          ------      ------      ------      ------      ------
       Total from
         Investment
         Operations                5.54            6.93        4.58        7.59        0.00        5.83
                                  -----          ------      ------      ------      ------      ------
   Less Distributions:

 Dividends from Net
     Investment Income               --              --          --          --          --          --
   Distributions from
     Realized Gains               (2.39)          (0.07)      (1.75)         --       (1.36)      (0.37)
                                  -----          ------      ------      ------      ------      ------
       Total Distributions        (2.39)          (0.07)      (1.75)         --       (1.36)      (0.37)
                                  -----          ------      ------      ------      ------      ------
NET ASSET VALUE, END OF
 PERIOD                          $42.81          $39.66      $32.80      $29.97      $22.38      $23.74
                                  -----          ------      ------      ------      ------      ------
                                  -----          ------      ------      ------      ------      ------
Total Return                      15.13%'D'       21.18%      16.14%      33.91%        .16%      32.28%

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period
 (000s)                       $1,848,038     $1,515,385  $1,104,684    $487,537    $240,664    $165,525

Ratios to average daily net
 assets:
   Operating expenses              1.18%*@         1.22%@      1.28%@      1.26%       1.22%       1.23%
   Net investment loss             (.34%)*         (.59%)      (.63%)      (.58%)      (.58%)      (.60%)
   Decrease reflected in
     above operating
     expense ratios due to
     waivers/reimbursements          --              --          --          --         .04%         --
Portfolio Turnover Rate           40.21%'D'       87.03%      65.77%      84.82%      60.38%      68.35%

--------------------------------------------------------------------------------

 'D' Non-annualized.
  *  Annualized.
  @ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares net expense ratio by .01% for the six months ended April 30, 1998 and by .01% and .01% for the year or period ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.17% for the six months ended April 30, 1998, 1.21% and 1.27% for the year or period ended October 31, 1997 and 1996 respectively.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                                                                 POST-VENTURE CAPITAL FUND
                                           ----------------------------------------------------------------------
                                                                       COMMON SHARES
                                           ----------------------------------------------------------------------
                                                                                                 FOR THE PERIOD
                                           FOR THE SIX                                         SEPTEMBER 29, 1995
                                           MONTHS ENDED    FOR THE YEAR ENDED OCTOBER 31,       (COMMENCEMENT OF
                                            APRIL 30,      -----------------------------          OPERATIONS)
                                               1998                                                 THROUGH
                                           (UNAUDITED)          1997             1996           OCTOBER 31, 1995
                                           ------------      -----------      -----------      ------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $17.61           $   16.03        $   10.69            $10.00
                                              ------           ---------        ---------            ------
   Income from Investment Operations:
   Net Investment Loss                         (0.23)              (0.35)           (0.11)               --
   Net Gain on Securities and Foreign
     Currency Related Items (both
     realized and unrealized)                   3.15                1.93             5.45              0.69
                                              ------           ---------        ---------            ------
       Total from Investment Operations         2.92                1.58             5.34              0.69
                                              ------           ---------        ---------            ------
NET ASSET VALUE, END OF PERIOD                $20.53           $   17.61        $   16.03            $10.69
                                              ------           ---------        ---------            ------
                                              ------           ---------        ---------            ------
Total Return                                   16.58%'D'            9.86%           49.95%             6.90%'D'

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s)            $105,980            $109,575         $165,081            $3,024

Ratios to average daily net assets:
   Operating expenses                           1.66%*@             1.66%@           1.66%@            1.65%*
   Net investment income (loss)                (1.30%)*            (1.27%)          (1.13%)             .25%*
   Decrease reflected in above
     operating expense ratios due to
     waivers/reimbursements                      .53%*               .41%             .66%            23.76%*
Portfolio Turnover Rate                        53.59%'D'          197.56%          168.46%            16.90%'D'

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares net expense ratio by .01% for the six months ended April 30, 1998 and by .01% and .01% for the year or period ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.65% for the six months ended April 30, 1998, 1.65% and 1.65% for the year or period ended October 31, 1997 and 1996 respectively.

 'D' Non-annualized.
 *   Annualized.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

12. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                SMALL COMPANY VALUE FUND
                                               -----------------------------------------------------------
                                                                      COMMON SHARES
                                               -----------------------------------------------------------
                                               FOR THE SIX                               FOR THE PERIOD
                                               MONTHS ENDED                             DECEMBER 29, 1995
                                                APRIL 30,            FOR THE            (COMMENCEMENT OF
                                                   1998             YEAR ENDED         OPERATIONS) THROUGH
                                               (UNAUDITED)       OCTOBER 31, 1997       OCTOBER 31, 1996
                                               ------------      ----------------      -------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $18.77              $14.38                 $ 10.00
                                                  ------             -------               ---------
   Income from Investment Operations:
   Net Investment Loss                             (0.07)              (0.08)                  (0.02)
   Net Gain on Securities (both realized
     and unrealized)                                0.94                4.64                    4.40
                                                  ------             -------               ---------
       Total from Investment Operations             0.87                4.56                    4.38
                                                  ------             -------               ---------
   Less Distributions:
   Dividends from Net Investment Income               --                  --                      --
   Distributions from Realized Gains               (1.93)              (0.17)                     --
                                                  ------             -------               ---------
       Total Distributions                         (1.93)              (0.17)                     --
                                                  ------             -------               ---------
NET ASSET VALUE, END OF PERIOD                    $17.71              $18.77                 $ 14.38
                                                  ------             -------               ---------
                                                  ------             -------               ---------
Total Return                                        5.85%'D'           32.05%                  43.80%'D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                $166,385            $223,675                 $84,045

Ratios to average daily net assets:
   Operating expenses                               1.69%*@             1.70%@                  1.75%@*
   Net investment loss                              (.46%)*             (.63%)                  (.43%)*
   Decrease reflected in above operating
     expense ratios due to
     waivers/reimbursements                          .00%*               .03%                    .44%*
Portfolio Turnover Rate                            34.26%'D'          105.87%                  43.14%'D'

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements resulted in a reduction to the Common Shares net expense ratio by .01% for the six months ended April 30, 1998 and by .01% and .00% for the year or period ended October 31, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.68% for the six months ended April 30, 1998, 1.69% and 1.75% for the year or period ended October 31, 1997 and 1996 respectively.

 'D' Non-annualized.
  *  Annualized.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                                                                      STRATEGIC VALUE FUND
                                                              -------------------------------------
                                                                          COMMON SHARES
                                                              -------------------------------------
                                                              FOR THE SIX         FOR THE PERIOD
                                                              MONTHS ENDED       DECEMBER 31, 1996
                                                               APRIL 30,         (COMMENCEMENT OF
                                                                  1998          OPERATIONS) THROUGH
                                                              (UNAUDITED)        OCTOBER 31, 1997
                                                              ------------      -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $11.57               $ 10.00
                                                                -------               -------
   Income from Investment Operations:
   Net Investment Income                                          (0.04)                 0.02
   Net Gain on Securities (both realized and unrealized)           1.47                  1.55
                                                                -------               -------
       Total from Investment Operations                            1.43                  1.57
                                                                -------               -------
   Less Distributions:

   Dividends from Net Investment Income                           (0.15)                   --
   Distributions from Realized Gains                              (0.58)                   --
                                                                -------               -------
       Total Distributions                                        (0.73)                   --
                                                                -------               -------
NET ASSET VALUE, END OF PERIOD                                   $12.27               $ 11.57
                                                                -------               -------
                                                                -------               -------
Total Return                                                      12.95%'D'             15.70%'D'

RATIOS/SUPPLEMENTAL DATA:

Net Assets, End of Period (000s)                                 $9,386               $12,108

Ratios to average daily net assets:
   Operating expenses                                              1.45%*@               1.45%@*
   Net investment income                                           (.08%)*                .26%*
   Decrease reflected in above operating expense ratio
     due to waivers/reimbursements                                 1.43%*                2.42%*
Portfolio Turnover Rate                                           94.74%'D'            277.99%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements had no effect on the Fund's expense ratio.
 'D' Non-annualized.
 *   Annualized.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

12. OTHER FINANCIAL HIGHLIGHTS (CONT'D)

                                                                WARBURG PINCUS
                                                             GROWTH & INCOME FUND
                      --------------------------------------------------------------------------------------------------
                                                                COMMON SHARES
                      --------------------------------------------------------------------------------------------------
                      FOR THE SIX
                      MONTHS ENDED
                       APRIL 30,         FOR THE TWO                       FOR THE YEARS ENDED AUGUST 31,
                          1998           MONTHS ENDED       ------------------------------------------------------------
                      (UNAUDITED)      OCTOBER 31, 1997       1997         1996         1995         1994         1993
                      ------------     ----------------     --------     --------     --------     --------     --------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD                 $  18.56            $18.44          $  14.90     $  16.40     $  14.56     $  16.72     $  11.99
                          ------             -----          --------     --------     --------     --------     --------
   Income from
     Investment
     Operations:
   Net Investment
     Income                 0.08              0.02              0.14         0.11         0.22         0.08         0.05
   Net Gain (Loss)
     on Securities
     (both
     realized and
     unrealized)            2.85              0.14              3.54        (0.66)        1.98         1.81         4.85
                          ------             -----          --------     --------     --------     --------     --------
       Total from
        Investment
        Operations          2.93              0.16              3.67        (0.55)        2.21         1.89         4.90
                          ------             -----          --------     --------     --------     --------     --------
   Less
    Distributions:
   Dividends from
     Net
     Investment
     Income                (0.08)            (0.04)            (0.13)       (0.14)       (0.18)       (0.08)       (0.09)
   Distributions
     from Realized
     Gains                 (2.95)          --                  --           (0.81)       (0.18)       (3.98)       (0.08)
                          ------             -----          --------     --------     --------     --------     --------
       Total
        Distributions      (3.03)            (0.04)            (0.13)       (0.95)       (0.37)       (4.05)       (0.17)
                          ------             -----          --------     --------     --------     --------     --------
NET ASSET VALUE,
 END OF PERIOD          $  18.46            $18.56          $  18.44     $  14.90     $  16.40     $  14.56     $  16.72
                          ------             -----          --------     --------     --------     --------     --------
                          ------             -----          --------     --------     --------     --------     --------
Total Returns              18.24%'D'           .85%'D'         24.78%       (3.54%)      15.62%       14.41%       41.17%(a)

RATIOS/SUPPLEMENTAL
 DATA:
Net Assets, End of
 Period (000)           $787,689          $608,205          $601,159     $727,627   $1,038,193     $410,658      $60,689
Ratios to average
 daily net assets:
   Operating
     expenses               1.18%*@           1.18%@*           1.15%@       1.21%@       1.22%        1.28%        1.14%
   Net investment
     income                  .87%*             .75%*             .80%         .69%        1.64%         .41%         .30%
   Decrease
     reflected in
     above
     operating
     expense
     ratios due to
     waivers/reimbursements  .00%              .00%              .00%         .00%         .00%         .00%         .00%
Portfolio Turnover
 Rate                      39.48%'D'            19%'D'           148%          94%         109%         150%         344%

--------------------------------------------------------------------------------
@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements had no effect on the Fund's expense ratio.
 'D' Non-annualized.
 *   Annualized.
(a) Sales load not reflected in total return. The sales load was eliminated effective July 29, 1993.

WARBURG PINCUS DOMESTIC EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
April 30, 1998
--------------------------------------------------------------------------------

                                                                WARBURG PINCUS
                                                                BALANCED FUND
                      --------------------------------------------------------------------------------------------------
                                                                COMMON SHARES
                      --------------------------------------------------------------------------------------------------
                      FOR THE SIX
                      MONTHS ENDED
                       APRIL 30,         FOR THE TWO                       FOR THE YEARS ENDED AUGUST 31,
                          1998           MONTHS ENDED       ------------------------------------------------------------
                      (UNAUDITED)      OCTOBER 31, 1997       1997         1996         1995         1994         1993
                      ------------     ----------------     --------     --------     --------     --------     --------
NET ASSET VALUE,
 BEGINNING OF
 PERIOD                 $  14.38            $14.24          $  11.94     $  11.12     $  11.01     $  11.71     $  12.04
                        --------            ------          --------     --------     --------     --------     --------
   Income from
     Investment
     Operations:
   Net Investment
     Income                 0.11              0.03              0.23         0.16         0.21         0.41         0.56
   Net Gain on
     Securities
     and Foreign
     Currency
     Related Items
     (both
     realized and
     unrealized)            1.06              0.15              2.46         0.94         1.72         0.32         1.13
                        --------            ------          --------     --------     --------     --------     --------
       Total from
        Investment
        Operations          1.17              0.19              2.69         1.10         1.93         0.74         1.68
                        --------            ------          --------     --------     --------     --------     --------
   Less
    Distributions:
   Dividends from
     Net
     Investment
     Income                (0.12)            (0.05)            (0.24)       (0.13)       (0.31)       (0.46)       (0.54)
   Distributions
     from Realized
     Gains                 (1.29)          --                  (0.15)       (0.15)       (1.51)       (0.98)       (1.47)
                        --------            ------          --------     --------     --------     --------     --------
       Total
        Distributions      (1.41)            (0.05)            (0.39)       (0.28)       (1.82)       (1.44)       (2.01)
                        --------            ------          --------     --------     --------     --------     --------
NET ASSET VALUE,
 END OF PERIOD          $  14.14            $14.38          $  14.24     $  11.94     $  11.12     $  11.01     $  11.71
                        --------            ------          --------     --------     --------     --------     --------
                        --------            ------          --------     --------     --------     --------     --------
Total Returns               9.23%'D'          1.30%'D'         23.03%        9.99%       21.56%        6.86%(a)    15.27%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of
 Period (000)            $41,164           $38,294           $38,926      $30,853       $5,342         $808         $762
Ratios to average
 daily net assets:
   Operating
     expenses               1.35%@*           1.35%@*           1.35%@       1.53%@       1.53%           0%           0%
   Net investment
     income                 1.52%*            1.38%*            1.76%        1.66%        2.30%        3.76%        4.13%
   Decrease
     reflected in
     above
     operating
     expense
     ratios due to
     waivers/reimbursements  .63%*             .68%*             .55%         .90%        4.51%        5.46%        5.37%
Portfolio Turnover
 Rate                      68.89%'D'            15%'D'           120%         108%         107%          32%          30%

--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of transfer agent expense. These arrangements had no effect on the Fund's
     expense      ratio.

 'D' Non-annualized.

 *   Annualized.

(a) Sales load not reflected in total return. The sales load was eliminated effective August 31, 1994.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                    -----------------------------
                           WARBURG PINCUS
                           ADVISOR FUNDS

                            COUNSELLORS
                           SECURITIES INC.,
                            DISTRIBUTOR
                           800-369-2728
                    -----------------------------

                               [LOGO]                   ADDSF-3-0498



                         STATEMENT OF DIFFERENCES
                         ------------------------

The dagger symbol shall be expressed as ...................   'D'
The division symbol shall be expressed as .................  [div]